SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted
      by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c)
      or Section 240.14a-12

              Chiquita Brands International, Inc.
_________________________________________________________________

        (Name of Registrant as Specified in its Charter)

_________________________________________________________________

   (Name of Person(s) Filing Proxy Statement if other than
                      the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(I)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

         ______________________________________________________

     2) Aggregate number of securities to which transaction applies:

         _______________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     1)  Amount Previously Paid:________________________________

     2)  Form, Schedule or Registration Statement No.:__________

     3)  Filing Party:__________________________________________

     4)  Date Filed:____________________________________________

                    CHIQUITA BRANDS INTERNATIONAL, INC.

                             CHIQUITA CENTER
                          250 EAST FIFTH STREET
                         CINCINNATI, OHIO 45202
                 ________________________________________

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    TO BE HELD THURSDAY, MAY 22, 2003
                 ________________________________________

Dear Shareholder:

     It is my pleasure to invite you to attend the 2003 Annual Meeting of Shareholders of Chiquita Brands International, Inc.

     The meeting will be held in the Continental Room of the Hilton Cincinnati Netherland Plaza, 35 West Fifth Street, Cincinnati, Ohio at 10:00 a.m. on Thursday, May 22, 2003. At the meeting, you will be asked to:

     (1)  Elect eight directors;
     (2)  Approve a new Chiquita Employee Stock Purchase Plan;
     (3) Approve the amendment and restatement of the Company's 2002 Stock Option and Incentive Plan; and
     (4) Consider any other matters that may properly be brought before the meeting.

     YOUR VOTE IS IMPORTANT. TO ENSURE THAT YOUR SHARES ARE VOTED AT THE MEETING, WE ENCOURAGE YOU TO ACT PROMPTLY. EITHER FOLLOW THE
INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR TELEPHONE VOTING OR VOTE, SIGN, DATE AND RETURN THE POSTCARD PORTION OF THE PROXY CARD.

     We look forward to seeing you at the meeting.

                                   Sincerely,

                                   /s/ Cyrus F. Freidheim, Jr.

                                   Cyrus F. Freidheim, Jr.
                                   Chairman of the Board
                                   and Chief Executive Officer
Cincinnati, Ohio
April 16, 2003

                   ___________________________________

                            PROXY STATEMENT

                   CHIQUITA BRANDS INTERNATIONAL, INC.
                     ANNUAL MEETING OF SHAREHOLDERS
                              MAY 22, 2003
                   ____________________________________

           INFORMATION ABOUT THE MEETING, VOTING AND ATTENDANCE

     We are sending you this proxy statement and the enclosed proxy card because Chiquita's Board of Directors is soliciting your proxy to vote your shares at the 2003 Annual Meeting. At the meeting, shareholders will be asked to elect eight directors, approve two proposals and consider any other matters that may properly be brought before the meeting. You are invited to attend the meeting and vote your shares directly. However, whether or not you attend the meeting, you may vote by proxy as described on the next page.

     We expect to begin mailing these proxy materials on or about April 22, 2003 to shareholders of record at the close of business on March 24, 2003 (the "Record Date").

WHO CAN VOTE

     Only holders of record of Common Stock at the close of business on the Record Date are entitled to vote at the meeting. On the Record Date, there were 39,865,528 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock that you owned as of the Record Date entitles you to one vote on each matter to be voted on at the meeting.

                       TABLE OF CONTENTS

Information About the Meeting, Voting and Attendance...............1
Security Ownership of Chiquita's Principal Shareholders............4
Security Ownership of Directors and Executive Officers.............6
Discussion of Proposals To Be Voted On.............................7
Election of Directors..............................................7
Approve the Company's Employee Stock Purchase Plan.................10
Approve the Amendment and Restatement of the Company's
  2002 Stock Option and Incentive Plan.............................12
Information About the Board of Directors...........................19
Compensation of Executive Officers.................................23
Report of Compensation & Organization Development Committee
  on Executive Compensation........................................28
Equity Compensation Plan Information...............................29
Common Stock Performance Graph.....................................30
Other Information..................................................31
Appendix A Employee Stock Purchase Plan............................A.1
Appendix B Amended and Restated 2002 Stock Option
  and Incentive Plan...............................................B.1

     If your shares were held in the name of your broker, bank or other nominee on the Record Date, the nominee should be contacting you to seek instructions on how to vote. If you do not instruct your nominee before the Annual Meeting how you wish to vote, under New York Stock Exchange rules, the nominee has discretionary authority to vote the shares it holds on certain matters, such as uncontested elections for directors.
If a nominee does not have discretionary voting authority on a matter, and does not receive voting instructions from you, it is not permitted to vote on that matter. THEREFORE, YOUR PERSONAL VOTE IS VERY IMPORTANT. WE URGE YOU TO PROMPTLY PROVIDE YOUR BROKER OR OTHER NOMINEE WITH VOTING INSTRUCTIONS.

QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if holders of a majority of the shares entitled to vote at the meeting (19,932,765 shares) are present in person or by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as shares present at the meeting for purposes of establishing a quorum.

HOW TO VOTE YOUR SHARES

     If you are a shareholder of record, you can vote at any time before the Annual Meeting on the matters presented at the Annual Meeting in any of three ways:

     * By Telephone -- You can vote by giving telephone instructions to authorize the persons named on the enclosed proxy card (the "management proxies") to vote your shares in the manner you direct. The enclosed proxy card describes how to do this.

     * By Proxy Card -- You can also vote by completing, signing, dating and returning the postcard portion of the enclosed proxy card. If you do this, the management proxies will vote your shares in the manner you direct.

     * In Person -- You may come to the Annual Meeting and cast your vote there.

VOTING AUTHORITY OF MANAGEMENT PROXIES

     If you vote by proxy, the management proxies will vote as directed by you. If you send in a properly executed proxy without specific voting instructions, your shares represented by the proxy will be voted as recommended by the Board of Directors:

     *  FOR the election of all eight nominees for director
     *  FOR the approval of the Company's new Employee Stock
        Purchase Plan
     *  FOR the amendment and restatement of the Company's
        2002 Stock Option and Incentive Plan

     Other Business - Under Chiquita's Certificate of Incorporation, a shareholder can propose a matter for consideration at the Annual
Meeting only if the shareholder properly notified the Company of the matter by March 5, 2003. The Company received one such notice by that date, which relates to a proposal for the Company to amend its bylaws to allow holders of 3% or more of the Company's Common Stock to place nominees for the Board of Directors on the slate included in the Company's proxy statement. If this proposal is properly presented at the Annual Meeting, the management proxies intend to use the discretionary authority conferred by proxies to vote against the proposal. If any other matter is properly brought before the Annual Meeting, it is intended that discretionary authority to vote proxies will be exercised in accordance with the best judgment of the management proxies.

HOW TO CHANGE OR REVOKE YOUR PROXY VOTE

     If you give telephone voting instructions or send in a proxy card and later want to change or revoke your vote, you may do so any time before the polls are closed and the votes are tabulated at the meeting. You may do so in any of the following ways:

     * give new telephone voting instructions or send in a proxy card with a later date (you may use either method regardless of how you previously submitted your voting instructions);
     * notify Chiquita's Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or
     *  vote in person at the Annual Meeting.

HOW TO VOTE SHARES HELD IN CHIQUITA'S EMPLOYEE BENEFIT PLANS

     If you hold Chiquita Common Stock in one of the Company's employee benefit plans, you cannot vote your shares directly. The Trustee for each plan must vote the shares held in the plan and will send you a voting instruction card, which will indicate the number of shares of Chiquita Common Stock credited to your account in the plan on the Record Date. If you sign and return the card, the Trustee will vote the shares as you direct. If you do not sign and return the card, the terms of the plans require the Trustees to vote as described below:

     * Shares in the Chiquita 401(k) Savings and Investment Plan for which no instructions are received will be voted in the same proportion as the shares in the Plan for which voting instructions are received.

     * Shares in the Chiquita Associate Stock Purchase Plan for which no instructions are received will not be voted.

     *  Shares in the Chiquita Processed Foods 401(k)
        Retirement Savings Plan for which no instructions are received will not be voted.

METHOD AND COST OF SOLICITING PROXIES

     We have asked banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to principals and obtain authority to execute proxies on their behalf, and we will reimburse them for their expenses in doing so. We have also retained Georgeson Shareholder Communications Inc., a proxy solicitation firm, to assist us in the distribution of proxy material and solicitation of proxies. We have agreed to pay them a fee of $6,000 plus out-of-pocket expenses. Proxies also may be solicited by Chiquita's management, without additional compensation, through the mail, in person, or by telephone or electronic means.

ADMISSION TO THE MEETING

     Admission to the meeting will be limited to Chiquita shareholders, persons holding proxies from Chiquita shareholders, and beneficial owners of Chiquita Common Stock. If your shares are registered in your name, we will verify your ownership at the meeting in our list of shareholders as of the Record Date. If your shares are held through a broker or a bank, you must bring proof of your ownership of the shares. This could consist of, for example, a bank or brokerage firm account statement or a letter from your bank or broker confirming your ownership as of the Record Date. You may also send proof of ownership to the Corporate Secretary, Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio 45202 prior to the meeting and we will send you an admittance card.

BUSINESS BROUGHT BEFORE THE MEETING

     Under Chiquita's Certificate of Incorporation, a shareholder can propose a matter for consideration at the Annual Meeting only if the shareholder properly notified Chiquita of the matter by March 5, 2003. We are aware of one item which may be brought before the meeting.
See "Voting Authority of Management Proxies."

       SECURITY OWNERSHIP OF CHIQUITA'S PRINCIPAL SHAREHOLDERS

     On March 19, 2002, the parent holding company, Chiquita Brands International, Inc. completed a financial restructuring when its pre-arranged Plan of Reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Plan of Reorganization") became effective. Pursuant to the Plan of Reorganization, previously outstanding debt securities were exchanged for 95.5% of the Company's new Common Stock.

     The table set forth below lists all the persons who were known to be beneficial owners of five percent or more of Chiquita's Common Stock, its only voting security, as of the Record Date, based upon 39,865,528 shares outstanding on that date.


                                             AMOUNT AND NATURE OF
                                             BENEFICIAL OWNERSHIP
     NAME AND ADDRESS OF                  --------------------------
     BENEFICIAL OWNER(1)                     SHARES       WARRANTS    PERCENT OF CLASS
----------------------------------------  ------------  ------------  ----------------

Shapiro Capital Management Company, Inc.  4,170,500(2)                     10.5%(2)
Samuel R. Shapiro
3060 Peachtree Road
Suite 1555 N.W.
Atlanta, Georgia  30305

Carl H. Lindner                                         2,998,721(3)        7.5%(3)
Carl H. Lindner III,
S. Craig Lindner
Keith E. Lindner and
American Financial Group, Inc. and its
   Subsidiaries ("AFG")
One East Fourth Street
Cincinnati, Ohio  45202

Wachovia Corporation                      2,509,802(4)                      6.3%(4)
Wachovia Securities, Inc.
Evergreen Investment Management Company
J.L. Kaplan Associates, LLC
Wachovia Bank, N.A.
One Wachovia Center
Charlotte, North Carolina  28288

Leon G. Cooperman, individually as        2,079,400(5)                      5.2(5)
Managing Member of Omega Associates
  L.L.C. on behalf of
Omega Capital Partners, L.P.
Omega Institutional Partners, L.P.
Omega Capital Investors, L.P.
Omega Equity Investors, L.P. and
  as President of Omega Advisors, Inc.
88 Pine Street
Wall Street Plaza - 31st Floor
New York, New York  10005

(1) "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission ("SEC") to mean more than ownership in the usual sense. Shares are "beneficially owned" if a person has or shares the power (a) to vote them or direct their vote or (b) to sell them or direct their sale, even if the person has no pecuniary interest in the shares. Also, shares which a person has the right to acquire within 60 days are considered to be "beneficially owned."

(2) This information is based on a Schedule 13G amendment filed with the SEC on February 10, 2003. In this filing, Shapiro Capital Management Company, Inc. reported that as of January 31, 2003 it beneficially owned 4,170,500 shares of Chiquita Common Stock with full voting and investment power. Samuel R. Shapiro is considered to be the beneficial owner of the Chiquita shares owned by Shapiro Capital Management Company, Inc.

(3) This information is based on a Schedule 13D amendment filed with the SEC on January 10, 2003 and supplemental information provided by Mr. Lindner to the Company. The shares listed represent
     2,747,983 shares that AFG has the right to acquire upon exercise of warrants to purchase Common Stock at $19.23 per share ("Warrants") and 250,738 shares that Mr. Lindner has the right to acquire

                                  -5-

     upon exercise of Warrants. The Lindner family members listed are considered to be the beneficial owners of the Chiquita shares owned by AFG. The percentage set forth is based on the shares outstanding at the Record Date, plus the shares that would be outstanding upon the exercise of the Warrants held by AFG and Mr. Lindner.

(4) This information is based on a Schedule 13G filed with the SEC on February 12, 2003. According to this filing, these shares are owned by mutual funds for which Wachovia subsidiaries serve as investment advisors. Wachovia Corporation has sole power to vote or direct the vote of 1,006,202 shares and to dispose of or direct the disposition of 2,418,331 shares.

(5) This information is based on a Schedule 13G filed with the SEC on March 17, 2003 in which Mr. Cooperman reported that he has sole power to vote or direct the vote of and dispose of or direct the disposition of 1,294,500 shares and shared power to vote or direct the vote of and dispose of or direct the disposition of 784,900 shares.

          SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows the number of shares of Common Stock beneficially owned as of April 7, 2003 by each director, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.



             AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
---------------------------------------------------------------------
                                             COMMON STOCK
                                   ----------------------------------
 NAME OF BENEFICIAL OWNER           SHARES(1)(2)     PERCENT OF CLASS
-------------------------------    --------------    ----------------

Morten Arntzen                      23,874(3)               *
Jeffrey D. Benjamin                 16,874(3)               *
Robert W. Fisher                    16,256(3)               *
Cyrus F. Freidheim, Jr.            140,000(4)               *
Roderick M. Hills                   24,929(3)(5)            *
Durk I. Jager                        5,691                  *
Robert F. Kistinger                137,458(6)(7)            *
David J. Ockleshaw                  62,900(7)               *
Robert W. Olson                     72,624(6)(7)            *
James B. Riley                      78,583(7)               *
Jaime Serra                            389                  *
Steven P. Stanbrook                    645                  *
All current directors and
   executive officers as
   a group (17 persons)            780,942(6)(7)           1.9%

*LESS THAN 1% OF OUTSTANDING SHARES.

(1) Unless otherwise noted, each person has full voting and investment power over the shares listed.

(2) Includes shares that may be acquired through the exercise of stock options within 60 days of the Record Date in the following amounts:
     Morten Arntzen, 12,500 shares;  Jeffrey D. Benjamin,

                                -6-

     12,500 shares; Robert W. Fisher, 12,500 shares; Cyrus F. Freidheim, 87,500 shares; Roderick M. Hills, 12,500 shares; Robert F. Kistinger, 112,500 shares; David Ockleshaw, 56,250 shares; Robert W. Olson, 56,250 shares; James B. Riley, 56,250 shares; and all directors and executive officers as a group, 580,000 shares.

(3) Includes 2,500 shares of restricted stock granted to Mr. Arntzen, Mr. Benjamin, Mr. Fisher and Mr. Hills on January 31, 2003 which is deliverable when the recipient ceases to be a non-employee director.

(4) Does not include 12,500 shares of restricted stock granted to Mr. Freidheim on April 9, 2002 or 30,000 shares of restricted stock granted to Mr. Freidheim on March 11, 2003. Vesting of these awards is contingent upon Mr. Freidheim's continuation as a director or employee of Chiquita through April 9, 2004 (as to the 12,500 share award) and March 11, 2004 and 2005 (as to 15,000 shares of the 30,000 share award on each date).

(5) Includes 1,050 shares held by a family partnership over which Mr. Hills has sole voting and dispositive power and 1,600 shares held in Mr. Hills' account for the benefit of his brother-in-law over which Mr. Hills has sole voting and dispositive power.

(6)  Includes the following number of shares issuable upon the exercise of
     Warrants: Mr. Kistinger, 3,807 shares; Mr. Olson, 1,925 shares; and all current directors and executive officers as a group, 13,482 shares.

(7) Includes the following restricted shares awarded upon the Company's emergence from Chapter 11 reorganization which are deliverable on the earlier of March 19, 2004 or termination of employment: Mr. Kistinger, 12,500 shares; Mr. Ockleshaw, 4,000 shares; Mr. Olson, 7,167 shares; Mr. Riley, 6,666 shares; and all current directors and executive officers as a group, 40,999 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Chiquita's executive officers and directors and persons who own more than 10% of any class of its equity securities to file forms with the SEC and the New York Stock Exchange to report their ownership and any changes in their ownership of Chiquita equity securities. These persons must also provide Chiquita with copies of these reports when filed. Based on a review of copies of those forms, our records, and written representations from our directors and executive officers that no other reports were required, Chiquita believes that all Section 16(a) filing requirements were complied with during and for 2002.

                DISCUSSION OF PROPOSALS TO BE VOTED ON

PROPOSAL 1:  ELECTION OF DIRECTORS

     The Board of Directors of Chiquita is comprised of eight members, each of whom has been nominated by the Board of Directors for election at the Annual Meeting. Each of the nominees has consented to being named in this proxy statement and has agreed to serve if elected. If you elect them, they will hold office until the next annual meeting or until their successors have been elected and qualified. We are not aware of any reason why any nominee would be unable to serve as a director if elected.
However, if any nominee should become unable to serve as a director, the management proxies may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or if the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting. No shareholder may vote for more than eight nominees.

     Under Chiquita's Certificate of Incorporation, a shareholder can make a nomination for director at the Annual Meeting only if the shareholder properly notified Chiquita of the proposed nomination by March 5, 2003. Because Chiquita did not receive proper notice of any nominations by that date, no nominations by shareholders may be considered at the Annual Meeting.

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

     The following nominees became directors of Chiquita on or after March 19, 2002, the date the Plan of Reorganization became effective.

                          CURRENT
 NAME, AGE, AND          COMMITTEE
TENURE AS DIRECTOR      MEMBERSHIPS             CURRENT OCCUPATION AND EMPLOYMENT BACKGROUND
---------------------   ------------    ------------------------------------------------------------

MORTEN ARNTZEN          Nominating &    Mr. Arntzen has been Chief Executive Officer of American
Age 48                  Governance      Marine Advisors ("AMA") since 1997.  AMA is a merchant
Director since          (Chairman),     banking firm focused on the global shipping industry.  Prior
March 2002              Audit           to joining AMA, Mr. Arntzen spent more than 17 years at
                                        Chase Manhattan Bank (and its predecessors Chemical
                                        Bank and Manufacturers Hanover Trust Company), now
                                        known as JP Morgan Chase Bank, in a variety of corporate
                                        positions, including six years as Head of the Global
                                        Transportation Group.  Mr. Arntzen is also a director of IM
                                        Skaugen (Norway) and Essar Shipping (India).

JEFFREY D. BENJAMIN     Compensation    Mr. Benjamin has been Senior Advisor to Apollo
Age 41                  & Organization  Management, L.P., a private investment firm, since
Director since          Development     September 2002.  Previously he had been Managing
March 2002              (Chairman),     Director of Libra Securities LLC, an investment banking
                        Audit and       firm, since January 2002 and served in various capacities
                        Executive       with Libra Securities and its predecessors since May 1998.
                                        From May 1996 to May 1998, Mr. Benjamin was Managing
                                        Director at UBS Securities LLC, an investment banking
                                        firm.  Mr. Benjamin is also a director of Exco Resources,
                                        Inc., McLeodUSA Incorporated, Dade Behring Holdings,
                                        Inc., and NTL Inc.


                                     -8-

ROBERT W. FISHER        Executive       Mr. Fisher served as Chiquita's acting Chief Operating
Age 65                                  Officer from March 2002 to August 2002.  Since 1998 he
Director since                          has been a private investor.  From 1991 to 1993 and from
March 2002                              1996 to 1998, Mr. Fisher served as Chief Operating Officer of The Noboa Group's banana operations.  He was
                                        President and a director of Geest Banana Company from
                                        1993 to 1995.  Prior to joining The Noboa Group, Mr.
                                        Fisher spent 25 years at Dole Food Company, including the
                                        last four years as its President.

CYRUS F. FREIDHEIM, JR.  Executive      Mr. Freidheim has been Chiquita's Chairman of the Board
Age 67                  (Chairman)      and Chief Executive Officer since March 2002 and its
Director since                          President since May 2002.  From 1991 to March 2002, he
March 2002                              was Vice Chairman of Booz Allen Hamilton, a management
                                        and technology consulting firm, which he had served in
                                        various capacities from 1966 and from which he retired in
                                        March 2002.  Mr. Freidheim is also a director of Household
                                        International, Inc.

RODERICK M. HILLS       Audit           Mr. Hills has been Chairman of Hills Enterprises, Ltd.
Age 72                  (Chairman),     (formerly the Manchester Group), an investment consulting
Director since          Executive and   firm, since 1987.  He has also practiced law as a partner in
March 2002              Nominating &    Hills & Stern since 1995.  He served as Counsel to
                        Governance      President Ford in 1975 and was Chairman of the Securities
                                        and Exchange Commission from 1975 to 1977.

DURK I. JAGER           Compensation    Mr. Jager has been a private investor/consultant since July
Age 59                  & Organization  2000.  From 1999 to July 2000, he was Chairman of the
Director since          Development     Board and Chief Executive Officer of The Procter &
December 2002           and Nominating  Gamble Company, a manufacturer and distributor of
                        & Governance    consumer products.  Mr. Jager served as President of
                                        Procter & Gamble from 1995 to July 2000, and in various
                                        other capacities at Procter & Gamble from 1970 to 1995.
                                        Mr. Jager is also a director of Eastman Kodak Company,
                                        and Polycom, Inc. and a member of the Supervisory Board
                                        of Royal KPN.

JAIME SERRA             Compensation    Mr. Serra has been a senior partner of Serra Associates
Age 52                  & Organization  International, a consulting firm in law and economics based
Director since          Development     in Mexico City, since 1996.  Prior to forming Serra
January 2003            and Nominating  Associates, Mr. Serra served as Mexico's Secretary of
                        & Governance    Finance during 1994 and Secretary of Trade and Industry
                                        from 1988 to 1994 during which time he was Mexico's
                                        principal negotiator of the North American Free Trade
                                        Agreement.

                                  -9-

STEVEN P. STANBROOK     Audit and       Mr. Stanbrook has been President, Asia-Pacific of S.C.
Age 45                  Compensation    Johnson & Son, Inc., a manufacturer of consumer products,
Director since          & Organization  since 2002.  From 1996 to 2002, Mr. Stanbrook was in
December 2002           Development     charge of S.C. Johnson's business in Europe, Africa and
                                        Near East Region.  Prior to joining S.C. Johnson,
                                        Mr. Stanbrook held various international management
                                        positions at Sara Lee Corporation, including most recently at President and Chief Executive Officer of Sara Lee
                                        Bakery, and Compuserve, Inc., where he was international
                                        President.


VOTE REQUIRED TO ELECT DIRECTORS

     The eight nominees who receive the highest number of votes cast will be elected as directors. If you do not vote for a particular nominee, or if you indicate "withhold authority to vote" for a particular nominee, your vote will not count "for" the nominee; however, your vote will be counted for purposes of determining a quorum, as described on page 2.

     There is no provision for cumulative voting in the election of directors.

   PROPOSAL 2:  APPROVE THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

     Shareholders will be asked to approve the Company's Employee
Stock Purchase Plan ("ESPP"). The Board of Directors adopted the ESPP on April 3, 2003, subject to shareholder approval at the Annual Meeting, to provide employees of the Company and certain of its subsidiaries with an opportunity to acquire the Company's Common Stock and to provide an incentive for ownership. The Board believes that stock ownership by employees aligns the interests of the Company's management and employees with those of shareholders and encourages the successful financial performance of the Company. The ESPP replaces and is similar to the Company's Associate Stock Purchase Plan, which was established in 1990 but has been suspended since early 2001 when the Company announced its financial restructuring. The following is a summary of the ESPP, the full text of which is set forth as Appendix A to this Proxy Statement.

     A maximum of 1 million shares of Common Stock (as adjusted from time to time in the event of stock splits, stock dividends and other changes in the Company's capitalization) may be purchased under the ESPP by eligible employees of the Company and its designated subsidiaries. To be eligible, an employee must work at least 20 hours per week and at least five months per year, must have been employed by the Company or a designated subsidiary for at least three continuous months and may not own stock possessing 5% or more of the voting power or value of all classes of stock of the Company or a designated subsidiary. The
Company estimates that approximately 1,800 employees are eligible to participate in the Plan.

     An employee who elects to participate in the Plan must authorize regular after-tax payroll deductions, which are credited to the participant's stock purchase account maintained by the Plan's custodian
(the "Custodian"). In addition to payroll deduction amounts, a participant's account is credited with any dividends on shares held in the account.
No interest accrues on funds in a participant's account.

     As soon as administratively practicable after each pay date, but no less frequently than once a month, the Custodian will purchase full and fractional shares of the Company's Common Stock for participants' accounts. Purchases may be made on the open market, from the Company or from the Plan itself. The purchase price will be the market price if the shares are purchased on the open market. If the shares are purchased from the Plan or from the Company, the purchase price will be the closing price per share on the date of purchase on the New York Stock Exchange Composite Tape or other exchange on which the Company's shares are then traded. Of any purchase price, 85% will come from available funds in the participant's account, represented by payroll contributions, and the Company will pay the remaining 15%. However, the participant must pay 100% of the purchase price of shares that are purchased with cash from any dividends paid by the Company. The Company will pay the brokerage fees on all open market purchases. In any calendar year, a participant may not purchase Common Stock under the Plan having a market value of more than $25,000. Participants have the right to direct the voting by the Custodian of all shares held in their accounts.

     Distributions from a participant's account will be made either at the request of the participant or in accordance with the requirements of the ESPP. A participant may request a withdrawal from his or her account twice during any calendar year; if, however, a second withdrawal is requested in any calendar year, the full balance in the participant's account will be distributed and the participant will be ineligible to participate in the ESPP until the first day of the first full payroll period starting at least one year after the second withdrawal.

     A participant in the ESPP will be responsible for taxes on any dividends paid on the shares of Common Stock held in his or her account and for all tax consequences resulting from the sale of shares held in the account. The tax consequences from the sale of ESPP shares depend on the length of time the shares have been held in the participant's account and whether a gain or loss is realized at the time of sale. Under certain circumstances, a participant will be required to report as ordinary income the 15% amount paid by the Company; if the shares sold are sold within two years after a purchase period begins or within one year after they are transferred to the employee, the Company will be entitled to take an income tax deduction equal to that amount.

     The ESPP will be administered by a Committee appointed by the Board of Directors. Subject to the general control of the Board and the terms of the Plan, the Committee has full power to adopt rules relating to the Plan and to administer and interpret the Plan and its rules. The Plan may be amended at any time by the Board of Directors or, if authorized by it, by the Chief Executive Officer of the Company, except that, without shareholder approval, no amendment may increase the maximum number of shares purchasable under the Plan or change the eligibility requirements for employee participation in the Plan. The Board may terminate or suspend the ESPP at any time. Should the Company's Common Stock be converted into another security or be the subject of an extraordinary distribution, the offering of additional Common Stock under the Plan will terminate, although the Plan will continue until amended or terminated.

     The ESPP is designed to qualify as an employee stock purchase plan under
Section 423 of the Internal Revenue Code of 1986. If it is not approved by the Company's shareholders at the 2003 Annual Meeting, the ESPP will not take effect.

VOTE REQUIRED TO APPROVE ESPP:

     The affirmative vote of the holders of a majority of the shares of Common Stock represented, in person or by proxy, and entitled to vote at the meeting, is required to approve the ESPP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


PROPOSAL 3: APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S 2002 STOCK OPTION AND INCENTIVE PLAN

     Shareholders will be asked to approve the amendment and restatement of the Chiquita 2002 Stock Option and Incentive Plan (the "2002 Plan" or, as amended and restated, the "Amended 2002 Plan"). The 2002 Plan originally became effective on March 19, 2002. It was amended and restated by the Board of Directors on April 3, 2003, subject to approval by the Company's shareholders at the Annual Meeting.

     Shareholder approval of the amendment and restatement of the 2002 Plan is being sought in order to preserve certain tax deductions for the Company under
Section 162(m) of the Internal Revenue Code (the "Code"), which generally imposes a limitation on the Company's ability to take a tax deduction for compensation in excess of $1 million in any year to its chief executive officer and any of its other four most-highly compensated executive officers of the Company. This limitation does not apply to "performance-based" awards if, among other conditions, the awards are granted pursuant to a plan that contains specified provisions and has been approved by the shareholders.

     The amendments to the 2002 Plan do not increase the total number of shares of Common Stock previously authorized under the Plan or materially modify the Plan as it previously existed except to add provisions intended to satisfy the requirements of Section 162(m). The amendments to the 2002 Plan add provisions applicable to types of awards that were already authorized under the 2002 Plan. Specifically, the amendments add provisions for an Annual Bonus Program and a Long-Term Incentive Program. These programs permit the grant of cash and Common Stock awards based on performance for years after 2003 that are intended to be "performance-based compensation" for purposes of the $1 million deduction limit imposed by Code Section 162(m).

     If the amendment and restatement of the 2002 Plan is not approved by shareholders at the Annual Meeting, the Annual Bonus Program and the Long-Term Incentive Program and other

Plan amendments will not take effect. However, award opportunities based on 2003 performance will not be affected because they were not granted under these Programs.

     The following is a summary of the Amended 2002 Plan, the full text of which is set forth as Appendix B to this Proxy Statement. The amendments to the 2002 Plan adopted on April 3, 2003 relate to the provisions described below under "Maximum Awards Per Individual," "Performance-Based Compensation," "Annual Bonus Program and Long-Term Incentive Program (Supplements A and B to the Amended 2002 Plan)," and "Termination and Amendment."

SUMMARY OF THE 2002 PLAN

     PURPOSE. The purpose of the 2002 Plan is to promote the long-term growth and success of the Company by (1) enabling the Company to compete successfully in attracting and retaining employees and directors (and consultants and advisors) of outstanding ability, (2) stimulating the efforts of these persons to achieve the Company's objectives and (3) encouraging the identification of their interests with those of the Company's shareholders.

     SHARES AVAILABLE. Subject to adjustment for changes in capitalization, the maximum number of shares of Common Stock which may be issued under the 2002 Plan is 5,925,926. The maximum number of Stock Appreciation Right ("SAR") units which may be granted under the 2002 Plan is 500,000. Any shares unissued or undelivered pursuant to awards which expire, terminate or are forfeited may be re-used for future grants under the 2002 Plan. As of April 7, 2003, 65,000 shares of restricted stock had been issued under the 2002 Plan; options for 4,574,874 shares and SAR units relating to 241,000 shares of Common Stock were outstanding; and 1,036,192 shares remained available for grant under the 2002 Plan.

     MAXIMUM AWARDS PER INDIVIDUAL. The number of shares of Common Stock which may be subject to options, together with the number of SAR units, granted under the 2002 Plan to any one individual may not exceed 2 million during any one calendar-year period. The Amended 2002 Plan provides that no more than 500,000 shares of Common Stock may be issued in payment of Performance Awards denominated in shares, and no more than $5 million in cash (or fair market value, if paid in shares) may be paid pursuant to Performance Awards denominated in dollars, granted to any one individual during any one calendar-year period if the awards are intended to qualify as "performance-based compensation."

     ADMINISTRATION. The 2002 Plan is required to be administered by a committee (the "Committee") of two or more directors, each of whom is a "non-employee" director under Securities and Exchange Commission Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. The 2002 Plan is administered by the Board's Compensation & Organization Development Committee, all of the members of which satisfy these criteria. The Committee may delegate its authority to one or more executive officers of the Company; however, only the Committee may grant awards to executive officers of the Company and determine the terms and conditions of those awards.

     ELIGIBILITY. Employees (including officers and persons who have accepted offers of employment from the Company or a subsidiary), directors, and certain advisors and consultants to the Company and its subsidiaries are eligible to be selected to participate in the 2002 Plan. There is no limit to the number of participants in the 2002 Plan and participation is based on selection by the Committee (or the executive officer(s) to whom the Committee delegates this authority). There currently are approximately 597 participants in the 2002 Plan. No awards have been granted to any advisors or consultants under the 2002 Plan and there are no current plans to do so.

     DURATION OF THE PLAN. The 2002 Plan will continue in effect until terminated by the Board; however, no Incentive Stock Options may be granted under the 2002 Plan after March 18, 2012.

     TYPES OF AWARDS. The 2002 Plan provides for the grant of the following types of awards: (1) stock options, including Incentive Stock Options, Non-Qualified Stock Options and Replacement Options; (2) Stock Appreciation Rights; (3) stock awards, including restricted and unrestricted awards of stock; and (4) Performance Awards (cash or shares). Awards may be granted singly, in combination or in tandem,
as determined by the Committee.   Except to the extent provided by law,
awards generally are non-transferable. However, the Committee may in its discretion permit a participant to transfer a Non-Qualified Stock Option or SAR to a member of his or her immediate family for no consideration.

     Stock Options. Options to purchase shares of the Company's Common Stock permit the holder to purchase a fixed number of shares at a fixed price. At the time a stock option is granted, the Committee determines the number of shares subject to the option, the term of the option (up to 10 years), the vesting (when the option becomes exercisable), the price per share of stock that a participant must pay to exercise the option and any other terms and conditions of the option. No option may be granted to an executive officer of the Company, and no Incentive Stock Options may be granted to any person, with an exercise price per share that is less than 100% of fair market value on the date of grant. Incentive Stock Options may only be granted to employees of the Company and its subsidiaries and must otherwise comply with the requirements of Section 422 of the Code.
For purposes of the 2002 Plan, fair market value means the average of the high and low selling prices of a share of Common Stock on the NYSE Composite Tape. On April 7, 2003, the fair market value of a share of Common Stock was $12.39.

     The exercise price of a stock option may be paid by a participant in cash or, in whole or part, in shares of Common Stock owned by the participant for at least six months. Subject to restrictions of applicable law, a participant may elect to pay an option's exercise price by authorizing a broker to sell all or a portion of the shares to be issued upon exercise and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding amounts.

     When an option is granted, the Committee may include a right to acquire a Replacement Option if, while still employed, the employee exercises the option and uses then-owned Common Stock to pay the exercise price. A Replacement Option grants the employee the right to purchase, at the fair market value as of the date of exercise of the original option, a number of shares of Common Stock not to exceed the number of shares used by the employee (1) to pay the exercise price and (2) to satisfy applicable withholding taxes on the transaction. A Replacement Option may not become exercisable earlier than one year following the date of grant, and its term may not extend beyond the term of the original option. There are no present plans to grant any Replacement Options under the 2002 Plan.

     Stock Appreciation Rights. An SAR is a right to receive payment, in cash, shares of Common Stock or a combination of the two, equal to the excess of (1) the fair market value of a share of Common
Stock on the date of exercise over (2) the price per share of Common Stock established in connection with the grant of the SAR (the "reference price"), which must be at least 100% of the Common Stock's fair market value on the date of grant if the SAR is granted to an executive officer of the Company. An SAR is exercisable as provided by the Committee and may have a term no longer than 10 years from its date of grant.

     Stock Awards. Stock awards are grants of shares of Common Stock which may be restricted (i.e., subject to a holding period and/or other conditions before ownership vests) or unrestricted. The Committee determines the amounts, terms and conditions of the awards, including the price to be paid, if any, for restricted awards and contingencies related to the attainment of specified performance goals or continued employment or service. Unless otherwise determined by the Committee at the time of grant, participants receiving restricted stock awards are not entitled to dividend or voting rights on the shares while they are restricted.

     Performance Awards. Performance Awards are the right to receive cash, Common Stock or both, at the end of a specified performance period, subject to satisfaction of the performance criteria and any vesting conditions established for the award. A Performance Award payable in shares of Common Stock does not include dividend rights until vested, unless otherwise provided by the Committee when the award is granted.

     PERFORMANCE-BASED COMPENSATION. As previously indicated, under Code Section 162(m), an income tax deduction generally is not available to a public corporation for annual compensation in excess of $1 million paid to the chief executive officer and any of the other four most highly compensated executive officers unless the compensation is "performance-based." Stock options and SARs are "performance-based" if their exercise or reference prices are equal to at least 100% of the Common Stock's fair market value at the time of grant. To be "performance-based," other awards under the 2002
Plan must be conditioned on the achievement of one or more objective performance goals, to the extent required by Section 162(m) of the Code. The Amended 2002 Plan provides that the performance goals set by the Committee for these awards must be based on any one or more of the following performance measures, as selected by the Committee and applied to the Company as a whole or to individual units, and measured either absolutely or relative to a designated group of comparable companies: (i) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (ii) appreciation in the fair market value, book value or other measure of value of the Common Stock; (iii) cash flow; (iv) earnings (including earnings per share); (v) return on equity; (vi) return on investment;
(vii) total stockholder return; (viii) return on capital;
(ix) return on assets or net assets; (x) revenue; (xi) income (including net income); (xii) operating income (including net operating income); (xiii) operating profit (including net operating profit); (xiv) operating margin; (xv) return on operating revenue;
and (xvi) market share.

     OTHER TERMS OF AWARDS. Awards under the 2002 Plan may vest early or be forfeited in certain circumstances. Except as provided by the Committee, an outstanding award will be forfeited upon termination of employment for cause (as defined in the Plan) or if, following a termination of employment for any other reason, the participant engages in any act which would have warranted termination for cause. Unless the Committee determines otherwise, in the event of death, disability or retirement, awards will vest in full and stock options and SARs will be exercisable (a) for three years after the termination of employment or service (or such longer period as the Committee or, except in the case of participants who are officers, as the Chief Executive Officer of the Company may specify) or (b) until the expiration of the original term of the awards, whichever period is shorter. Except as set forth under "Change of Control, Merger or Sale" below, in the event of termination of employment or service for any other reason (unless the Committee determines otherwise), awards that are not vested at the date of termination will be forfeited and options and SARs that are vested at the date of termination must be exercised within 90 days after the date of termination (or the expiration of the award, if sooner) or they also will be forfeited. If, however, the participant dies during this 90 day period, the award will remain exercisable for one year from the date of death, unless it expires earlier.

     The Committee may establish other terms, conditions and/or limitations of an award, so long as they are not inconsistent with the 2002 Plan. In addition, the Committee may at any time offer to buy out an award or to substitute a new award, with different terms and conditions, for a previously granted award.

     ANNUAL BONUS PROGRAM AND LONG-TERM INCENTIVE PROGRAM (SUPPLEMENTS A AND B TO THE PLAN). The 2002 Plan has been amended to add the Annual Bonus Program and the Long-Term Incentive Program, which contain provisions intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code discussed above. As indicated above, these Programs permit the distribution of cash or shares of Common Stock pursuant to types of awards that were already authorized under the 2002 Plan (i.e., as Performance Awards or Stock Awards). All awards under the Annual Bonus Program and the Long-Term Incentive Program are subject to the terms, conditions and limitations of the Amended 2002 Plan.

     Assuming shareholder approval of the amendment and restatement of the 2002 Plan, the Annual Bonus Program will be effective for annual periods beginning after December 31, 2003. Generally, executives' bonus awards under the Annual Bonus Program will be based on both objective performance goals and subjective assessments of performance. The Committee will determine the portion of each award that is subject to objective performance measures, select the performance measures, establish target levels of performance and, at the end of each year, determine the extent to which the pre-determined performance goals have been achieved. The portion of each Annual Bonus Program award that is based on achievement of the objective performance goals is intended to be "performance-based" compensation for purposes of Section 162(m) of the Code.

     Also assuming shareholder approval of the amendment and restatement of the 2002 Plan, the Long-Term Incentive Program will be effective for performance periods beginning after December 31, 2003. The portion of each award under the Long-Term Incentive Program that is based on the achievement of objective performance goals is intended to be "performance-based" compensation. Awards will be determined on the basis of performance during performance periods beginning after December 31, 2003. Prior to the beginning of each performance period, the Committee will select the performance measures and establish the performance goals for the period.

     A participant in either program must be employed by the Company on the last day of a performance period to be entitled to an award for the period under that program. However, if a participant's employment is terminated by the Company for any reason other than cause, the award will be determined as though the participant was employed on the last day of the period, subject to reduction in the sole discretion of the Committee. Depending on the circumstances, the Committee would normally be expected to exercise this discretion.

     CHANGE OF CONTROL, MERGER OR SALE. Except as otherwise provided by the Committee, in the event of a Change of Control, all awards outstanding on the date of the Change of Control (other than those subject to unsatisfied performance criteria) will become fully vested. If a participant's employment is terminated by the Company or a subsidiary for any reason other than cause within one year after a Change of Control, all vested stock options and SARs held by the employee upon termination of employment will be exercisable for one year or until expiration of the original term of the award, whichever period is shorter.

     A Change of Control occurs when: (1) a person or group (other than an underwriter temporarily holding securities, or the Company) acquires beneficial ownership of 30% or more of the voting power of the Company's voting securities; (2) during any two-year period, the members of the Company's Board of Directors at the beginning of the period (together with those directors elected to the Board with the approval of at least two-thirds of the initial or similarly elected directors) no longer constitute a majority of the Board; or (3) immediately after any merger or consolidation of the Company, or sale of all or substantially all of its assets, in which outstanding awards are assumed by the surviving or acquiring entity, the voting securities of the Company that were outstanding immediately before the transaction represent less than 50% of the voting power of the surviving or acquiring entity.

     If a merger, consolidation or sale of all or substantially all of the Company's assets is proposed and provision is not made for the surviving entity to assume outstanding stock awards, or in the event of a proposal to dissolve or liquidate the Company, all awards (other than awards containing unsatisfied performance criteria) will become 100% vested. Holders of stock options and SARs will be provided the opportunity to exercise their awards conditioned on the transaction actually occurring and will be allowed to defer payment of the exercise price until after the closing of the transaction. Stock options and SARs not exercised prior to completion of the transaction will terminate. If the transaction is not completed, the conditional exercises, and the accelerated vesting of any award, will be annulled.

     FEDERAL TAX TREATMENT. Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the Amended

2002 Plan. Different tax consequences may result in the case of awards to employees of non-U.S. subsidiaries of the Company or non-U.S.
employees of the Company or any subsidiary.

     Non-Qualified Stock Options. A participant who is granted a Non-Qualified Stock Option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding tax deduction in the amount and at the time that the employee is taxed.

     Incentive Stock Options. A participant who is granted an Incentive Stock Option does not realize any taxable income at the time of the grant or exercise of the option. Similarly, the Company is not entitled to any tax deduction at the time of the grant or exercise of the option. If the participant makes no disposition of the shares acquired in connection with the exercise of an Incentive Stock Option before the later of (a) two years after the date of grant, or (b) one year after the date of exercise of the option, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. On the other hand, if the participant disposes of the shares before the lapse of either required holding period, then the participant will have taxable income at the time of exercise equal to the lesser of (1) the excess of the market value of the shares on the date of exercise over the exercise price, or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction in the amount and at the time that the employee is taxed.

     Stock Appreciation Rights. The grant of an SAR produces no U.S. federal tax consequences for the participant or the Company. The exercise of an SAR results in taxable income to the participant, equal to the difference between the reference price of the shares and the market price of the shares on the date of exercise, and the Company is entitled to a corresponding tax deduction in the amount and at the time that the employee is taxed.

     Performance Awards. A participant who is granted a Performance Award does not realize taxable income at the time of the grant, and the Company is not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed on the market value of the award at the time of grant. A participant realizes ordinary income when the award is vested or paid equal to the amount of cash paid or the market value of shares delivered, and the Company is entitled to a corresponding tax deduction in the amount and at the time that the employee is taxed.

     Restricted Stock. A participant who is granted an award of restricted shares of Common Stock does not realize taxable income at the time of the grant, and the Company is not entitled to a tax deduction at that time, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant receives taxable income in an amount equal to the excess of the market value of the shares at such time over the amount, if any, paid for the shares and the Company is entitled to a corresponding tax deduction.

     Unrestricted Stock. The grant of an award of unrestricted Common Stock has immediate tax consequences for both the participant and the Company. The participant is treated as having received taxable compensation in an amount equal to the then fair market value of the Common Stock awarded less any amount paid for the shares, and the Company receives a corresponding tax deduction.

     REIMBURSEMENT OF TAXES. At its discretion, the Committee may authorize the Company to reimburse a participant for federal, state, local and foreign tax obligations incurred as a result of the grant or exercise of an award.

     TERMINATION AND AMENDMENT. The Board may amend the 2002 Plan at any time but may not adopt any amendment which would impair the rights of a participant with respect to awards granted prior to the amendment without his or her consent. In addition, no amendment may be made which would increase the maximum number of shares available for awards under the Amended 2002 Plan, or the maximum number of shares or amount of cash which may be awarded to any individual, without shareholder approval.

VOTE REQUIRED TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE
2002 STOCK OPTION AND INCENTIVE PLAN:

     The affirmative vote of the holders of a majority of the shares of Common Stock represented, in person or by proxy, and entitled to vote at the meeting, is required to approve the amendment and restatement of the Chiquita 2002 Stock Option and Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

               INFORMATION ABOUT THE BOARD OF DIRECTORS

GOVERNANCE

     The Board of Directors has adopted a set of Board governance policies, as well as a Code of Conduct applicable to directors and employees. The Board governance policies and Code of Conduct are available on the Company's website at www.chiquita.com.

MEETINGS OF THE BOARD AND ATTENDANCE AT MEETINGS

     During 2002, the Board of Directors held nine meetings and took action twice by unanimous written consent. Each director serving on the Board of Directors in 2002 attended all of the meetings of the Board and of each committee on which he served.

COMMITTEES OF THE BOARD

     Chiquita's Board of Directors has four standing committees:
an Executive Committee, an Audit Committee, a Compensation &
Organization Development Committee, and a

Nominating & Governance Committee. The latter three Committees have charters, which are available at www.chiquita.com.

     Executive Committee. Under New Jersey law and Chiquita's By-laws, the Executive Committee may exercise all of the authority of the Board of Directors except for the following: changing the By-laws; changing directors; removing officers; submitting matters to shareholders for their approval; and changing resolutions adopted by the Board which by their terms may be amended only by the Board. The Executive Committee did not meet or act during 2002.

     Audit Committee. The Audit Committee is comprised solely of directors independent of management of Chiquita and free from relationships that would interfere with their exercise of independent judgment as members of this committee. Each of its members is "independent" as defined by New York Stock Exchange rules. The Board of Directors has determined that at least one member of the Audit Committee, Roderick M. Hills, is an "audit committee financial expert" (as defined by SEC rules).

     The functions of the Audit Committee include:

  * appointing and replacing Chiquita's independent auditors
  * reviewing the scope and timing of the annual audit
  * approving all fees and all audit and non-audit services of the independent auditors
  * annually reviewing the independence of the independent auditors
  * assessing annual audit results
  * periodically reassessing the effectiveness of the independent auditors
  * reviewing Chiquita's financial and accounting policies and its annual and quarterly financial statements
  * reviewing the adequacy and effectiveness of Chiquita's internal accounting controls and the internal audit function
  * reviewing the Company's corporate responsibility program
  * considering any requests for waivers from the Code of Conduct for executive officers and directors (any such waivers being subject to Board approval)
  * in connection with the foregoing, meeting with the independent auditors, internal auditors and Chiquita's financial management

     During 2002, the Audit Committee held ten meetings. At each of those meetings, the Audit Committee met with members of Chiquita's management and with the Company's independent auditors.

                  Audit Committee Report for 2002
                  -------------------------------

     In addition to other activities, the Committee:

  * reviewed and discussed with management the Company's audited consolidated financial statements for 2002;
  * discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), including significant accounting policies, management's judgments and accounting estimates and Ernst & Young's judgments about the quality of the Company's accounting principles as applied in its financial reporting;
  * received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) that relates to the accountants' independence from the Company and its subsidiaries, and discussed with Ernst & Young their independence; and
  * reviewed the provision of non-audit services rendered to the Company by Ernst & Young in 2002 and determined that the provision of such services was compatible with maintaining their independence.

          The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

          Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

March 28, 2003

                                    Roderick M. Hills, Chairman
                                    Morten Arntzen
                                    Jeffrey D. Benjamin

     Compensation & Organization Development Committee. The Compensation & Organization Development Committee (the "Compensation Committee"), which was reconstituted and renamed in 2003, is comprised solely of directors independent of management of Chiquita and free from relationships that would interfere with their exercise of independent judgment as members of this committee. The functions of the Compensation Committee include:

  * evaluating the performance and reviewing and approving all compensation of Chiquita's executive officers
  * making recommendations to the Board with respect to incentive compensation and equity-based plans
  * evaluating and monitoring planning for executive development and succession
  * administering Chiquita's 2002 Stock Option and Incentive Plan

     During 2002, the Compensation Committee held five meetings and took action by unanimous written consent five times. The Compensation Report on Executive Compensation for 2002 can be found on page 28.

     Nominating & Governance Committee. The Nominating & Governance Committee (the "Nominating Committee") is comprised solely of directors independent of management of Chiquita and free from relationships that would interfere with their exercise of independent judgment as members of this committee. The functions of the Nominating Committee include:

  * identifying and recommending to the Board of Directors qualified candidates to fill vacancies on the Board
  * recommending to the Board candidates to be nominated for election as directors at Annual Meetings of Shareholders
  * recommending to the Board the members of each committee of the Board
  * reviewing and reassessing, at least annually, the Board's governance policies

     The Nominating Committee will consider shareholder suggestions for nominees for director. Suggestions may be submitted to the Secretary of Chiquita, 250 East Fifth Street, Cincinnati, Ohio 45202. Suggestions received by the Secretary's office by December 31 of any year will be considered by the Committee at a regular meeting in the following year, preceding the mailing of proxy materials to shareholders for that year's annual meeting.

     During 2002, the Nominating Committee held four meetings.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of Chiquita receives an annual fee of $50,000, payable quarterly in arrears. Each quarterly payment consists of $6,250 in cash and a number of shares of Chiquita Common
Stock having an aggregate fair market value of $6,250. For this purpose, fair market value is based on the average of the high and low sales prices of Chiquita Common Stock on the New York Stock Exchange Composite Tape on the last trading day of each calendar quarter. In addition, the Chairman of the Audit Committee receives an annual fee of $20,000 in cash and the Chairs of the Compensation Committee and the Nominating Committee each receive an annual fee of $10,000 in cash. Directors may defer the receipt of their Board compensation (whether cash or shares) until death, disability or retirement from the Board pursuant to a Director Deferred Compensation Program adopted in 2003. Cash amounts deferred under this plan earn interest at the London Inter-Bank Offer Rate ("LIBOR"), adjusted semiannually.

     Shortly after joining the Board of Directors, each non-employee director is granted a stock option under the Company's 2002 Stock Option and Incentive Plan to purchase 50,000 shares of Chiquita Common Stock at a purchase price equal to the fair market value of the Common Stock on the grant date. Beginning the first January after a non-employee director has served as a director for at least six months, and every January thereafter, each non-employee director is granted a Restricted Stock Award for 2,500 shares of Common Stock which vests on the day his or her service as a non-employee director ceases.

                   COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY INFORMATION

     The table below summarizes the compensation of (i) the two persons who served as Chiquita's Chief Executive Officer during 2002, and (ii) the four most highly paid other executive officers for 2002 (collectively referred to as the "Named Executive Officers"). The Compensation Committee's Report on Executive Compensation is presented later in this proxy statement.


                                            SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------
                                                                                               LONG-TERM
                                              ANNUAL COMPENSATION                             COMPENSATION
                                        -------------------------------                --------------------------
                                                            BONUS                       RESTRICTED    SECURITIES
                                                      -----------------  OTHER ANNUAL     STOCK       UNDERLYING    ALL OTHER
        NAME AND                                      ANNUAL  RETENTION  COMPENSATION     AWARDS        STOCK      COMPENSATION
PRINCIPAL POSITION IN 2002        YEAR  SALARY($)(1)  ($)(1)   ($)(2)        ($)           ($)        OPTIONS (#)   ($)(3)(4)
--------------------------        ----  ------------  ------  ---------  -----------   -------------  -----------  ------------

Cyrus F. Freidheim, Jr.(5)        2002     530,385      -0-       -0-         --          392,625(6)    350,000       75,057
 Chairman of the Board
   President and
   Chief Executive Officer

Robert F. Kistinger               2002     500,000      -0-     225,000       --          366,250(7)    450,000      108,833
 President and Chief Operating    2001     500,000    529,500   270,000        270         -0-            -0-         94,224
   Officer, Chiquita Fresh Group  2000     500,000    425,000     -0-         --           -0-            -0-        231,912

Robert W. Olson                   2002     400,000      -0-     100,000        548(8)     209,993(7)    225,000      148,914
 Senior Vice President, General   2001     400,000    292,500   120,000        456         -0-            -0-        106,447
   Counsel and Secretary          2000     300,000    200,000     -0-          618         -0-            -0-        232,303

James B. Riley(9)                 2002     348,846      -0-      87,500       --          195,328(7)    225,000       70,460
 Senior Vice President and        2001     276,923    157,500    90,000     75,651         -0-            -0-         15,868
   Chief Financial Officer

David J. Ockleshaw(10)            2002     325,000      -0-      81,250     89,134(11)    117,200(7)    225,000       58,429
 President and Chief Operating
   Officer, Chiquita Processed
   Foods

Steven G. Warshaw(12)             2002     188,462      -0-       -0-         --        1,465,000         -0-      4,459,232(13)
 President and Chief              2001     700,000    705,000   420,000       --           -0-            -0-         45,960
  Executive Officer               2000     700,000    725,000     -0-         --           -0-            -0-        134,091


(1)  Includes amounts deferred under Chiquita's Capital Accumulation Plan.

(2) Retention payments were made in July 2002 pursuant to a management retention program approved by the Bankruptcy Court in connection with Chiquita's Plan of Reorganization. The Company did not pay any annual bonuses for 2002 performance.

                                   -23-

(3) Amounts disclosed for 2002 consist of the following contributions and payments by Chiquita:

                                                                                         Unvested
                                        Contributions to   Above Market                   Accrual
                         Contributions  Chiquita Capital  Interest Earned  Term Life   under Capital
                          to Chiquita     Accumulation      On Deferred    Insurance   Accumulation
                          401(k) Plan         Plan        Compensation(a)  Premiums       Plan(b)
                         -------------  ----------------  ---------------  ----------  -------------

Cyrus F. Freidheim, Jr.     $12,439         $50,000          $  --          $12,618       $  --
Robert F. Kistinger          16,500          25,000           52,507          2,185        12,641
Robert W. Olson              17,757          50,000           16,678          5,622        58,857
James B. Riley               16,500          50,000             --            3,960          --
David J. Ockleshaw            8,250          50,000             --              179          --
Steven G. Warshaw             8,250          42,608            1,922          1,837          --

          (a) Assumes the highest rate payable under Chiquita's Deferred Compensation Plan, which has a graduated interest rate based on the length of deferral. These amounts are not payable until the end of the deferral term selected by the participant except that Mr. Warshaw's deferred amounts were paid to him upon his resignation in March 2002. No other amounts were paid or payable in 2002.
          (b) Accruals under the Capital Accumulation Plan that will not vest until the later of January 1, 2005, or attainment of age 55 and ten years of service.

(4) Amounts for 2000 and 2001 are revised from amounts previously reported to include unvested accruals ($150,134 and $11,936 for Mr. Kistinger, $152,066 and $54,810 for Mr. Olson and $101,604 and $15,761 for Mr. Warshaw in 2000 and 2001, respectively) under the Capital Accumulation Plan that will be forfeited if employment terminates prior to the later of January 1, 2005 or attainment of age 55 and ten years of service. Amounts accrued for Mr. Warshaw were forfeited when his employment terminated in March 2002.

(5) Mr. Freidheim became an executive officer of Chiquita when he was elected Chairman of the Board and Chief Executive Officer of the Company in March 2002; therefore, information for 2001 and 2000 is not provided.

(6) Represents the fair market value on the date of grant of 25,000 shares of restricted stock granted to Mr. Freidheim on April 9, 2002. One-half of the award vested on January 1, 2003; the 12,500 remaining shares will vest on January 1, 2004, provided Mr. Freidheim is a director or employee on the vesting date. Until the vesting date, Mr. Freidheim has no right to receive dividends on the shares. As of December 31, 2002, the market value of his restricted stock holdings was $332,375, based on the average of the high and low sales prices of the Common Stock on that date ($13.295 per share).

(7) Represents the fair market value on March 20, 2002 of restricted stock awarded upon the Company's emergence from Chapter 11 reorganization to the following individuals: Mr. Kistinger, 25,000 shares; Mr. Olson, 14,334 shares; Mr. Riley, 13,333 shares; Mr. Ockleshaw, 8,000 shares; and Mr. Warshaw, 100,000 shares. Mr. Warshaw's shares vested upon his termination of employment in March 2003. The other executives' awards vested as to one-half of the shares on March 19, 2003 and the remainder will vest on March 19, 2004 or, if earlier, upon termination of employment. Until the vesting date, the executive officer has no right to receive dividends on the shares. As of December 31, 2002, the market value of the restricted stock holdings of the Named Executive Officers were as follows: Mr. Kistinger, $332,375; Mr. Olson, $190,570; Mr. Riley, $177,262; and
      Mr. Ockleshaw, $106,360, based in each case on the average of the high and low sales prices of the Common Stock on that date ($13.295 per share).

                                   -24-

(8) Reimbursement of taxes resulting from payments by Chiquita of certain expenses.

(9) Mr. Riley became an executive officer of Chiquita in January 2001; therefore, information for 2000 is not presented.

(10) Mr. Ockleshaw became an executive officer in 2002; therefore, information for 2001 and 2000 is not presented.

(11) Represents (i) reimbursement of $47,420 for temporary living expenses and commuting costs, including $18,300 for apartment rent and $16,337 for airfare, and (ii) $41,715 for taxes resulting from the reimbursements.

(12) Mr. Warshaw served as Chief Executive Officer from August 2001 until his resignation in March 2002.

(13) Consists of amounts received in connection with Mr. Warshaw's resignation in March 2002, including (i) the payment he would have received under his severance agreement if his employment had been terminated without cause as of June 30, 2002; (ii) accrued vacation pay; and (iii) amounts listed in footnote (3) above.

STOCK OPTION GRANTS

     The following table contains information concerning grants of stock options to the Named Executive Officers.


                                    OPTION GRANTS FOR 2002
----------------------------------------------------------------------------------------------
                                             INDIVIDUAL GRANTS
                         ---------------------------------------------------------

                           NUMBER OF        % OF TOTAL
                           SECURITIES        OPTIONS                                GRANT DATE
                           UNDERLYING       GRANTED TO     EXERCISE OR               PRESENT
                         OPTIONS GRANTED   EMPLOYEES FOR   BASE PRICE   EXPIRATION    VALUE
         NAME                (#)(1)            2002         ($/SH)(2)     DATE(3)     ($)(4)
-----------------------  ---------------  ---------------  -----------  ----------  ----------

Cyrus F. Freidheim, Jr.      175,000           7.0%           $16.97     5/9/2012   $1,110,200
                             175,000                          $16.92     5/30/2012  $1,101,800

Robert F. Kistinger          225,000           9.0%           $16.97     5/9/2012   $1,427,400
                             225,000                          $16.92     5/30/2012  $1,416,600

Robert W. Olson              112,500           4.4%           $16.97     5/9/2012     $713,700
                             112,500                          $16.92     5/30/2012    $708,300

James B. Riley               112,500           4.4%           $16.97     5/9/2012     $713,700
                             112,500                          $16.92     5/30/2012    $708,300

David J. Ockleshaw           112,500           4.4%           $16.97     5/9/2012     $713,700
                             112,500                          $16.92     5/30/2012    $708,300

Steven G. Warshaw              -0-             --               --          --           --

(1) All options vest in four equal annual installments on January 1, 2003 through 2006. In the event of death, disability or retirement, options become fully exercisable by the optionee or the optionee's legal representative for three years or until the normal expiration date of the option, whichever occurs first,

                                  -25-

     except that Mr. Freidheim's unvested options will be cancelled in the case of his retirement as an employee or director. Options also become fully exercisable in the event of a change of control of the Company, as defined in the Company's stock option plan.
(2) Represents the fair market value of a share of Chiquita Common Stock on the date of grant (calculated as the average of the high and low sales prices on the New York Stock Exchange Composite Tape).
(3)  Subject to earlier expiration in case of termination of employment.
(4) The grant date present value was calculated using the Black-Scholes option pricing model. The assumptions used in the model included
     (a) an expected Chiquita stock price volatility of 47%; (b) a risk-free interest rate of 4.4%; (c) a dividend yield of 0%; and
     (d) an expected option life of five years. In addition, the Black-Scholes model output was modified by a discount to reflect the risk of forfeiture (8% per year probability) due to restrictions on exercise of the option in accordance with the four-year vesting provisions. Whether the assumptions used will prove accurate could not be known at the date of grant. The actual value, if any, will depend on the market price of the Company's
     Common Stock on the date of exercise.

STOCK OPTION EXERCISES, HOLDINGS AND YEAR-END VALUES

     No stock options were exercised by the Named Executive Officers in 2002. The following table reports the year-end value of stock options held by the Named Executive Officers.


                                               AGGREGATE OPTION
                                               EXERCISES IN 2002
                                       AND 2002 YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF SECURITIES UNDERLYING    VALUE OF UNEXERCISED
                                                      UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                           SHARES       VALUE         DECEMBER 31, 2002 (#)        DECEMBER 31, 2002 ($)(1)
                         ACQUIRED ON   REALIZED  -------------------------------  --------------------------
         NAME            EXERCISE (#)    ($)     EXERCISABLE       UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------  ------------  --------  -----------       -------------  -----------  -------------

Cyrus F. Freidheim, Jr.      -0-         -0-         -0-              350,000         -0-           -0-
Robert F. Kistinger          -0-         -0-         -0-              450,000         -0-           -0-
Robert W. Olson              -0-         -0-         -0-              225,000         -0-           -0-
James B. Riley               -0-         -0-         -0-              225,000         -0-           -0-
David J. Ockleshaw           -0-         -0-         -0-              225,000         -0-           -0-
Steven G. Warshaw            -0-         -0-         -0-                -0-           -0-           -0-

(1) The value of unexercised options is calculated as the excess of the fair market value of the Common Stock over the exercise price of the unexercised options. At December 31, 2002, the fair market value of Chiquita Common Stock ($13.295 per share) was below the exercise prices of all then outstanding options.

RETENTION ARRANGEMENTS

     As can be the case with many public corporations, apprehensions about the possibility of a change in control of the Company may result in the departure or distraction of key executives to the Company's detriment. Accordingly, in order to encourage their retention and continued dedication, Chiquita has entered into severance agreements with a number of key executives, including 2001 agreements with Messrs. Kistinger, Olson, Riley and Ockleshaw. The agreements with these Named Executive Officers (the "CIC Agreements") entitle them to certain benefits in the event that they are involuntarily terminated without cause or resign for "good reason" within three years after the occurrence of a "change in control" of Chiquita.

     If such an involuntary termination or resignation for "good reason" occurs within two years after a "change in control," Mr. Kistinger will be entitled to a payment equal to 3.0 times his then current annual salary and annual bonus target ("Annual Compensation"); Mr. Olson, 3.0 times his Annual Compensation; Mr. Riley, 2.25 times his Annual Compensation; and
Mr. Ockleshaw, 2.25 times his Annual Compensation. If such a termination or resignation occurs during the third year after a "change in control," the severance payment for each of these executives will be 1.0 times his Annual Compensation. In each case, these executives will also receive the following severance benefits: (i) pro rata annual bonus for the year employment terminates; (ii) immediate vesting of outstanding stock options, restricted stock awards and employer contributions under the Company's Savings and Investment Plan and Capital Accumulation Plan; (iii) continued medical, life, disability and accident insurance at the Company's expense for a number of years equivalent to the multiple used (3.0, 2.25 or 1.0) in calculating the executive's severance payment; and (iv) if severance benefits exceed the maximum amount payable without incurring excise tax under Section 4999 of the Internal Revenue Code by 10% or more, the Company's payment of the excise tax plus any additional taxes resulting from the payment (if the benefits exceed the maximum by less than 10%, the benefits will be reduced to the maximum amount).

     Generally, a "change of control" will occur for purposes of the CIC Agreements in any of the following circumstances:

   A any person or other entity or any "group" acquires or possesses beneficial ownership of 20% or more of Chiquita's voting securities; or

   B the voting securities of Chiquita outstanding immediately prior to a merger, sale of assets or similar transaction involving Chiquita or any subsidiary do not, immediately after the transaction, represent, directly or indirectly, 50% or more of the total voting power of the voting securities of the surviving or acquiring entity or the parent of the surviving or acquiring entity; or

   C at any time, less than a majority of Chiquita's Board of Directors consists of persons (i) who were directors at November 15, 2000 ("Designated Directors") or (ii) whose election or nomination as directors was approved by at least two-thirds of the directors then in office who were Designated Directors or whose election or nomination was previously so approved (other than in settlement of a proxy contest). All current directors have been so approved.

	The definition of "good reason" under the CIC Agreements is: (i) a reduction in the executive's annual salary or target bonus opportunity or unreasonable discrimination in other aspects of his compensation; (ii) a required relocation outside a 50-mile radius; (iii) a material breach of the CIC Agreement by the Company; or (iv) in the case of Messrs. Kistinger and Olson, either (A) an adverse change in title or material reduction in responsibilities or (B) a voluntary resignation for any reason during the four-month period following the end of a six-month transition period after a "change in control," provided the executive has given at least four months' prior notice of his resignation.

     Mr. Ockleshaw also has an agreement with the Company that if, within two years after a change in control of Chiquita Processed Foods, L.L.C. ("CPF"), his employment with CPF is terminated without cause or he resigns for any reason, the Company will pay Mr. Ockleshaw a lump-sum severance payment equal to two times his base salary plus target bonus opportunity, and all his Chiquita stock options will become fully vested.

                             REPORT OF
          COMPENSATION & ORGANIZATION DEVELOPMENT COMMITTEE
                     ON EXECUTIVE COMPENSATION

     The undersigned comprised the members of the Compensation & Organization Development Committee of the Company's Board of Directors during the portion of 2002 following the Company's emergence from Chapter 11 reorganization on March 19, 2002. Each of the undersigned was at all times an independent outside director. The Committee was responsible for reviewing the performance and establishing the individual compensation for 2002 of the Company's executive officers, including those named in the Summary Compensation Table.

COMPENSATION OF EXECUTIVE OFFICERS FOR 2002

     Base Salaries for 2002. Base salaries for 2002 were established according to each executive officer's position, responsibilities and long-term contribution. Base salaries are not necessarily adjusted annually but are generally adjusted when the Committee, after soliciting the opinions of senior management, judges that an executive officer's responsibilities and/or long-term contribution have changed sufficiently to warrant a change in base salary.

     Bonus Awards for 2002. No bonuses were awarded to executive officers for 2002 because the Company did not meet the minimum financial performance for payment of bonuses established by the Committee under the Company's annual bonus plan.

     Under the bonus plan, as soon as practicable after the beginning of each year, the Committee approves for each executive officer a target bonus opportunity (expressed as a percentage of base salary) and financial and non-financial performance objectives. Target bonus percentages are principally determined according to the responsibilities of the executive officer's position and his or her potential impact on financial results. Executive officers may earn a multiple of the target bonus award depending on the degree to which these performance objectives are met. Although no bonuses were paid for 2002 performance, potential bonus awards for 2002 ranged from 0% to 140% of the target bonus amounts.

     In July 2002, the Company's executive officers (other than
Mr. Freidheim) received payments equal to 50% of their respective target bonuses as part of a management retention program approved by the Bankruptcy Court in the Company's Chapter 11 proceedings. These retention payments would have been deducted from 2002 annual bonuses if bonuses had been awarded.

     Stock Options.   Upon the Company's emergence from Chapter 11 in
March 2002, all then outstanding employee stock options were cancelled.
In May 2002, the Committee granted new options under the Company's 2002 Stock Option and Incentive Plan to executive officers and other key employees with the objective of restoring incentives to motivate future performance, especially long-term performance. The grants to executive officers were based on the responsibilities of their positions and their potential to make contributions to the long-term performance of the Company.

COMPENSATION OF CHIEF EXECUTIVE OFFICER FOR 2002

     When Mr. Freidheim became Chief Executive Officer in March 2002, the Committee fixed his annual salary at $700,000, the same as that of his predecessor. His annual bonus target, which was set at 170% of base salary, was entirely dependent on the Company's achievement of specified financial goals. Like other executive officers, Mr. Freidheim did not receive a bonus for 2002 because the minimum financial threshold for award of a bonus was not met.

     The stock option and restricted stock awards granted to Mr. Freidheim in 2002 were based on the Committee's assessment of a level of stock-based compensation that was appropriate to the objective of aligning his interests with those of the Company's shareholders.

January 31, 2003
                                Jeffrey D. Benjamin, Chairman
                                Morten Arntzen


               EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002 regarding the number of shares of Common Stock that may be issued under the Company's equity compensation plans.

                                   (a)                  (b)                        (c)
                           ---------------------------------------------------------------------------
                                                                           NUMBER OF SECURITIES
                           NUMBER OF SECURITIES                           REMAINING AVAILABLE FOR
                            TO BE ISSUED UPON     WEIGHTED-AVERAGE      FUTURE ISSUANCE UNDER EQUITY
                               EXERCISE OF       EXERCISE PRICE OF         COMPENSATION PLANS
                           OUTSTANDING OPTIONS,  OUTSTANDING OPTIONS,  (EXCLUDING SECURITIES REFLECTED
     PLAN CATEGORY         WARRANTS AND RIGHTS   WARRANTS AND RIGHTS           IN COLUMN (A))
-------------------------  --------------------  --------------------  -------------------------------

Equity compensation plans       4,669,250              $16.84                     1,351,709
approved by security
holders(1)

Equity compensation plans          n/a                   n/a                         n/a
not approved by security
holders

Total                           4,669,250              $16.84                     1,351,709

                                 -29-


(1) Chiquita's 2002 Stock Option and Incentive Plan and Management Incentive Program (providing for grants of restricted stock) were approved in March 2002 by the Bankruptcy Court in connection with the confirmation of Chiquita's Plan of Reorganization, which was voted on and approved by the former bondholders and shareholders of the Company.


                   COMMON STOCK PERFORMANCE GRAPH

     A new class of Chiquita Common Stock was issued pursuant to Chiquita's Plan of Reorganization, which became effective on March 19, 2002. The performance graph set forth below compares Chiquita's cumulative shareholder returns over the period
March 20, 2002 through December 31, 2002, assuming $100 was invested at March 20, 2002 in each of Chiquita Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Midcap Food Products Index. The calculation of total shareholder return is based on the change in the price of the stock over the relevant period and assumes the reinvestment of all dividends.

               CUMULATIVE SHAREHOLDER RETURNS

              March 20, 2002  December 31, 2002
              --------------  -----------------
Chiquita           100              88
S&P 500            100              77
S&P Midcap         100              96

                      OTHER INFORMATION

CERTAIN TRANSACTIONS

     As part of a Management Incentive Program approved by the Bankruptcy Court in connection with Chiquita's Plan of Reorganization, Carl H. Lindner, former Chairman of the Board of Chiquita, was granted 800,000 shares of Chiquita Common Stock which vested when he retired as a director in May 2002. Under the terms of this Program, Mr. Lindner obtained a loan from Chiquita at an annual interest rate of 3.17% for $4,429,688, representing the amount of taxes he paid upon receipt of the shares. The loan was repaid in full in February 2003.

     During 2002, Chiquita paid approximately $308,000 to American Money Management Corporation, an AFG subsidiary, for use of its corporate aircraft. AFG and its controlling shareholders own Warrants as set forth above under "Security Ownership of Chiquita's Principal Shareholders."

CHIQUITA'S INDEPENDENT AUDITORS

     The accounting firm of Ernst & Young LLP served as Chiquita's independent auditors for 2002. One or more representatives of Ernst & Young will attend the Annual Meeting. They will be given the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders. No auditor has been selected for the current year, as it is the Audit Committee's practice to select its independent auditors after the Annual Meeting.

Audit Fees

     The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company's 2002 and 2001 annual financial statements were $1,827,000 in 2002 and $1,627,000 in 2001. The fees also covered services for the related reviews of financial statements included in the Company's Forms 10-Q for those years, and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

     The aggregate fees billed by Ernst & Young for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements not reported under "Audit Fees" above were $704,000 in 2002 and $412,000 in 2001. These charges represented services primarily pertaining to accounting consultation and assistance regarding the acquisition of a German produce distribution company and the conversion of German financial information to U.S. generally accepted accounting principles, consultation and assistance regarding the Company's restructuring and implementation of fresh start accounting, and audits of employee benefit plans.

Tax Fees

     The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning were $720,000 in 2002 and $775,000 in 2001. These amounts represented expatriate tax services, consultation on acquisitions and divestitures, including the acquisition of a German produce distribution company, customs compliance, tax compliance services and other miscellaneous tax advice.

All Other Fees

     Ernst & Young did not provide any products or services other than those reported in the preceding paragraphs.

     The Audit Committee approves all audit and non-audit services to be performed by independent auditors before the services are provided.
As described in the Audit Committee Report for 2002, set forth above under "Information About the Board of Directors," the Audit Committee determined that the non-audit services provided to the Company by Ernst & Young in 2002 were compatible with maintaining their independence.

SHAREHOLDER NOMINATIONS AND PROPOSALS AT THE 2004 ANNUAL MEETING

     Advance Notice Requirement for Nominations and Proposals. Under the Company's Certificate of Incorporation, a shareholder will be entitled to nominate directors or submit proposals at the 2004 Annual Meeting only if the Company has received proper advance notice of the nomination or proposal prior to the close of business on March 23, 2004. Information as to how to comply with this advance notice requirement is contained in the Certificate of Incorporation, which is attached as
Exhibit 1 to the Company's Form 8-A filed on March 12, 2002, and can be accessed at www.sec.gov or The Bottom Line at www.chiquita.com. A copy of the Certificate of Incorporation may also be obtained by calling Chiquita at 513-784-8100.

     Inclusion of Proposals in Proxy Statement. In order for shareholder proposals to be eligible for inclusion in Chiquita's Proxy Statement and proxy card for the 2004 Annual Meeting of Shareholders, they must be received by the Company by December 18, 2003.

     Notices of nominations and proposals should be delivered or mailed to the attention of the Corporate Secretary at Chiquita's executive offices in Cincinnati, Ohio, at:

                   Chiquita Brands International, Inc.
                            Chiquita Center
                         250 East Fifth Street
                         Cincinnati, Ohio 45202

REQUESTS FOR FORM 10-K

     CHIQUITA'S 2002 ANNUAL REPORT TO SHAREHOLDERS, INCLUDING THE FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, IS BEING MAILED WITH THIS PROXY STATEMENT. IF YOU WOULD LIKE TO
RECEIVE COPIES OF THE 2002 ANNUAL REPORT ON FORM 10-K OR EXHIBITS THERETO THAT WERE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WE WILL SEND THEM TO YOU IF YOU CALL (513) 784-8100 OR WRITE TO US AT 250 EAST FIFTH STREET, CINCINNATI, OHIO, 45202. ALL OF CHIQUITA'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE ALSO AVAILABLE AT WWW.SEC.GOV OR THE BOTTOM LINE AT WWW.CHIQUITA.COM.

                              By order of the Board of Directors,

                              /s/ Robert W. Olson

                              Robert W. Olson
                              Senior Vice President, General Counsel
                                and Secretary

Cincinnati, Ohio
April 16, 2003

                                                  APPENDIX A

                 CHIQUITA BRANDS INTERNATIONAL, INC.

                    EMPLOYEE STOCK PURCHASE PLAN

                     (ADOPTED ON APRIL 3, 2003)



	                          A.1

	           CHIQUITA BRANDS INTERNATIONAL, INC.
                    EMPLOYEE STOCK PURCHASE PLAN

                         TABLE OF CONTENTS
                         -----------------

1.  Purpose................................................A.3

2.  Definitions............................................A.3

3.  Entry into the ESPP....................................A.5

4.  Authorized Deductions..................................A.5

5.  Stock Purchase Accounts................................A.5

6.  Purchase of Shares.....................................A.6

7.  Limitation on Right to Purchase........................A.6

8.  Shareholder Rights.....................................A.6

9.  Shares Available.......................................A.7

10. No Right of Transfer; Beneficiary Designation..........A.7

11. Administration of the ESPP.............................A.7

12. Distribution from Stock Purchase Account...............A.8

    12.1  Request by Participant...........................A.8
    12.2  Required by ESPP.................................A.8
    12.3  Form of Distribution.............................A.9
    12.4  Miscellaneous....................................A.9

13. Special Rules for Section 16(a) Participants...........A.9

14. Amendment of the ESPP..................................A.9

15. Recapitalization; Effect of Certain Transactions.......A.10

16. Expiration and Termination of the ESPP.................A.10

17. Notice.................................................A.10

18. No Right to Continued Employment.......................A.10

                                   A.2

               CHIQUITA BRANDS INTERNATIONAL, INC.

                 EMPLOYEE STOCK PURCHASE PLAN

1.   Purpose

     The Chiquita Brands International, Inc. Employee Stock Purchase Plan enables an Eligible Employee to acquire an ownership interest in Chiquita's Common Stock through payroll deductions and is intended as an incentive to encourage stock ownership.

2.   Definitions

     2.1 "Available Funds" means authorized payroll deductions, dividends and any other cash payments which are credited to the Participant's Stock Purchase Account and are available for the purchase of Common Stock.

     2.2  "Board of Directors" means the Board of Directors of Chiquita.

     2.3 "Chiquita" means Chiquita Brands International, Inc., a New Jersey corporation.

     2.4  "Code" means the Internal Revenue Code of 1986, as amended.

     2.5 "Committee" means the committee appointed by the Board of Directors to administer the ESPP as provided in Section 11.

     2.6 "Common Stock" means shares of Chiquita's common stock, par value $.01 per share.

     2.7 "Continuous Service" means the length of time an Employee has been in the continuous employ of Chiquita and/or a Subsidiary as determined by the continuity of service rules of Chiquita and/or the Subsidiary.

     2.8 "Designated Subsidiary" means any Subsidiary designated from time to time by the Board of Directors, the President of Chiquita or the Committee to participate in the ESPP, which initially shall include:
American Produce Company; Chiquita Brands, Inc.; Chiquita Brands Company, North America; Chiquita Frupac Inc.; Chiquita Processed Foods, L.L.C.; and Maritrop Trading L.L.C.; provided, that any such designation may be revoked by the Board of Directors, the President or the Committee at any time.

     2.9 "Discount Amount" means the contribution by Chiquita of a portion of the Purchase Price of the Common Stock, which portion may not be more than, and initially shall be, 15% of the Purchase Price.

                                 A.3

     2.10  "Eligible Employee" means any person who:

           (i) is a regular Employee of Chiquita or a Designated Subsidiary who works a minimum of twenty (20) hours per week and more than five (5) months per year, and is paid in U.S. Dollars;

           (ii)  has at least three (3) months of Continuous Service; and

           (iii) is not deemed under Section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Chiquita or a Subsidiary.

     2.11  "Employee" means any person employed by Chiquita or a Subsidiary.

     2.12  "Employer" means Chiquita or any Designated Subsidiary.

     2.13 "ESPP" or "Plan" means this Chiquita Brands International, Inc. Employee Stock Purchase Plan.

     2.14 "ESPP Custodian" means the party designated by the Committee to serve as custodian of the ESPP.

     2.15 "Participant" means an Eligible Employee who elects to participate in the ESPP.

     2.16 "Plan Year" means each twelve (12) month period ending December 31 that the ESPP is in effect.

     2.17	"Purchase Date" means the date or dates during each calendar month on which Common Stock is purchased by the ESPP Custodian and credited to the Participant's Stock Purchase Account.

     2.18	"Purchase Price" means the price paid at the time Common Stock is purchased on the open market.  If Common Stock is purchased from the ESPP
(i.e., purchases of unallocated shares held by the ESPP) or from Chiquita, "Purchase Price" means (A) the closing price per share on the date of purchase as reported in the composite transactions for the New York Stock Exchange ("NYSE"), or (B) if the Common Stock is not listed on the NYSE, the closing price per share on the date of purchase as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is traded, or (C) if the Common Stock is not listed on a United States national or regional securities exchange, the price determined by the Committee on the basis of such quotations as it considers appropriate.

     2.19 "Sale Price" means the price received at the time Common Stock is sold on the open market. If Common Stock is sold to the ESPP (i.e., shares purchased out of a Participant's account by the ESPP when the Participant requests a cash distribution), "Sale Price" means (A) the closing price per share on the date of sale as reported in the composite transactions for the

                                  A.4

NYSE, or (B) if the Common Stock is not listed on the NYSE, the closing price per share on the date of sale as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is traded, or (C) if the Common Stock is not listed on a United States national or regional securities exchange, the price determined by the Committee on the basis of such quotations as it considers appropriate.

     2.20 "Stock Purchase Account" means the separate account maintained for each Participant which consists of (i) the Participant's Available Funds,
(ii) Common Stock purchased for the Participant's account with Available Funds and the Discount Amount, and (iii) any other Common Stock placed by a Participant in the account.

     2.21 "Subsidiary" means a "subsidiary corporation" as defined in Section 424(f) of the Code.

3.   Entry into the ESPP

     Any Eligible Employee may elect to become a Participant in the ESPP by authorizing his or her Employer to make a payroll deduction on a form provided by Chiquita. The Employee's election to participate will be effective as soon as administratively practicable after his or her election unless otherwise determined by the Committee. An Eligible Employee shall remain a Participant until such Employee receives distribution of all Common Stock and Available Funds allocated to his or her Stock Purchase Account.

4.   Authorized Deductions

     A Participant shall authorize a regular payroll deduction of any full dollar amount; provided, however, that the minimum deduction shall be Ten Dollars ($10.00) per payroll period for a Participant who is paid every two
(2) weeks or twice a month and Twenty Dollars ($20.00) per payroll period for a Participant who is paid monthly, and the maximum deduction in any calendar year shall be limited as provided in Section 7. The authorized deduction shall be made after federal, state and local income taxes, Social Security taxes and any other authorized deductions have been deducted from compensation. A Participant may change the amount of or discontinue deductions during a Plan Year by giving a notice in accordance with Section 17; provided that, except for the distribution of Available Funds in connection with a withdrawal permitted or required by the ESPP, no deduction, once made, may be refunded to a Participant.

5.   Stock Purchase Accounts

     A Stock Purchase Account shall be maintained in the name of each Participant. Authorized payroll deductions shall be credited to the Participant's Stock Purchase Account. Interest will not accrue or be paid on Available Funds held in a Participant's Stock Purchase Account.

     Common Stock purchased will be held in the Stock Purchase Account maintained by the ESPP Custodian for each Participant. In addition, the Participant may direct the ESPP Custodian

                                   A.5
to place any other Common Stock owned by the Participant (other than Common Stock held pursuant to any employee benefit plan qualified under
Section 401(a) of the Code which is maintained by Chiquita or a Designated Subsidiary) in the Participant's Stock Purchase Account.

     Any dividends paid on the Common Stock in the Stock Purchase Account will be credited to the Account. The Participant shall be responsible for all taxes on such dividends. All dividends paid on Common Stock held in a Participant's Stock Purchase Account shall be used to purchase additional shares of Common Stock.

     Statements of a Participant's Stock Purchase Account shall be distributed to the Participant as soon as practical after the close of each calendar quarter.

6.   Purchase of Shares

     On each Purchase Date, Chiquita grants to each Eligible Employee the right to purchase Common Stock pursuant to the terms of the ESPP, provided that subject to Section 7, the maximum number of shares of such Common Stock that may be purchased for an Eligible Employee on each Purchase Date shall not exceed the number calculated by dividing Twenty-five Thousand Dollars ($25,000.00) by the full Purchase Price at the time of purchase. On the Purchase Date, the ESPP Custodian shall purchase on the open market, from the ESPP or from Chiquita the largest number of whole shares and fractional shares (calculated to four decimal places) of Common Stock that can be purchased with the Participant's Available Funds together with the Discount Amount, except that the Participant shall pay one hundred percent (100%) of the Purchase Price of Common Stock purchased with dividends credited to the Participant's Stock Purchase Account. Chiquita shall pay all brokerage fees on all purchases.

7.   Limitation on Right to Purchase

     In any calendar year, a Participant shall not be permitted to purchase more than Twenty-five Thousand Dollars ($25,000.00) of Common Stock through the Plan, based on the full Purchase Price at the time of purchase. No Eligible Employee shall be granted an option which permits his or her rights to purchase stock under all Code Section 423 plans of Chiquita and any Subsidiary to accrue at a rate which exceeds Twenty-five Thousand Dollars ($25,000.00) of fair market value of such stock for each calendar year in which such option is outstanding at any time.

8.   Shareholder Rights

     Common Stock purchased on behalf of a Participant by the ESPP Custodian on the Purchase Date shall, for all purposes, be deemed to have been purchased at the close of business on such Purchase Date. Prior to that time none of the rights or privileges of a stockholder of Chiquita shall exist with respect to such shares.

     Each Participant shall have the right to provide voting directions to the ESPP Custodian for the shares of the Common Stock held in the Participant's Stock Purchase Account. The

                                 A.6

ESPP Custodian shall cause to be furnished to each Participant a copy of the proxy statement or other solicitation materials, together with a form requesting directions on how the Common Stock held in the Participant's
Stock Purchase Account shall be voted, with respect to each matter voted upon by shareholders. Upon timely receipt of such directions, the ESPP Custodian shall vote as directed the number of whole shares of Common Stock held in the Participant's Stock Purchase Account. The directions received by the ESPP Custodian from a Participant shall be held by the ESPP Custodian in confidence. The ESPP Custodian shall vote only those shares on which the ESPP Custodian receives direction from a Participant.

9.   Shares Available

     Not more than one million (1,000,000) shares of Common Stock may be purchased by Participants under the ESPP, subject to any adjustments pursuant to Section 15. If on any Purchase Date, the funds available for the purchase of shares of Common Stock pursuant to Section 6 (that is, the total of Participants' Available Funds and Discount Amounts) would cause the purchase of a number of shares in excess of that number of shares then available for purchase under the ESPP, the Committee shall proportionately reduce the number of shares that could otherwise be purchased by each Participant on that date in order to eliminate the excess. Until the ESPP is amended to authorize additional shares of Common Stock or is terminated, purchases and payroll deductions shall be suspended and any unused Available Funds in a Participant's Stock Purchase Account shall be refunded to the Participant.

10.  No Right of Transfer; Beneficiary Designation

     During a Participant's lifetime, the Participant's right to purchase Common Stock under the ESPP is not transferable and may only be exercised by the Participant.

     A Participant may designate, on a form provided for that purpose, a beneficiary or beneficiaries to receive the Participant's interest in the ESPP in the event of the Participant's death, but such designation shall not be effective for any purpose until it has been filed with the ESPP by the Participant during the Participant's lifetime. In the event that a Participant fails to designate a beneficiary, or if for any reason a designation shall be legally ineffective, or if all designated beneficiaries predecease the Participant or die simultaneously with the Participant, distribution shall be made to the Participant's spouse; or if none, to the Participant's children in equal shares; or if none, to the Participant's parents in equal shares; or if none, to the Participant's estate. If a beneficiary dies after the Participant but prior to receiving the distribution that would have been made to the beneficiary, then that distribution shall be made to the beneficiary's estate.

11.  Administration of the ESPP

     Subject to the general control of, and superseding action by, the Board of Directors, the Committee shall have full power to administer the ESPP. The Committee shall not have any discretion with respect to investment decisions under the ESPP. The Committee may adopt rules

                                 A.7
not inconsistent with the provisions of the ESPP for its administration. The Committee's interpretation and construction of the ESPP and any such rules shall, except as aforesaid, be final.

     The members of the Committee shall be appointed by the Board of Directors. The Committee shall be composed of as many members as the Board of Directors may appoint from time to time and shall hold office at the pleasure of the Board of Directors. Any member of the Committee may resign by delivering a written resignation to the Board of Directors. Vacancies in the Committee arising by resignation, death, removal, or otherwise shall be filled by the Board of Directors. The Committee shall have such power and authority that the Board of Directors may grant it from time to time.

12.  Distribution from Stock Purchase Account

     Distributions from a Participant's Stock Purchase Account shall occur upon the occurrence of any of the events set forth under 12.1 or 12.2:

     12.1  Request by Participant

     A Participant may make a withdrawal from the Participant's Stock Purchase Account at any time; provided, however, if the Participant requests a second withdrawal in the same calendar year, the balance in the Participant's Stock Purchase Account will be distributed to the Participant and the Participant may not resume participation in the ESPP until the first day of the first full payroll period twelve (12) months after the second withdrawal.

     12.2  Required by ESPP

     All Common Stock and Available Funds in a Participant's Stock Purchase Account shall be distributed to the Participant in the event:

          (i)   the Participant's employment is terminated;

          (ii) the Participant attempts to transfer any rights to purchase Common Stock under the ESPP;

          (iii) the Participant attempts to pledge the Common Stock or Available Funds in the Participant's Stock Purchase Account or any lien or encumbrance is placed on the Common Stock or Available Funds in that Stock Purchase Account;

          (iv)  the ESPP is terminated; or

          (v)   Chiquita is dissolved or liquidated.

                                 A.8

     12.3  Form of Distribution

     Upon the occurrence of any of the events under Sections 12.1 or 12.2, a Participant shall receive from his or her Stock Purchase Account the whole number of shares of Common Stock, cash in lieu of any fractional share of Common Stock and all Available Funds in the Stock Purchase Account, unless the Participant timely elects to have the Common Stock in the Stock Purchase Account sold. In the event of such an election, the Common Stock shall be sold and all proceeds of the sale and the Available Funds in the Stock Purchase Account shall be distributed to the Participant. An election shall be deemed timely if made within fifteen (15) business days of the occurrence of any event under Section 12.2. Notwithstanding the foregoing, a Participant who requests distribution under Section 12.1 shall receive only the number of shares of Common Stock or the proceeds thereof or Available Funds to the extent of the Participant's request unless the request is the Participant's second request in a calendar year, in which event the balance in the Participant's Stock Purchase Account shall be distributed.

     12.4  Miscellaneous

     Chiquita shall pay all brokerage commissions on the sale of Common Stock from a Participant's Stock Purchase Account. A Participant also may transfer the Common Stock in the Participant's Stock Purchase Account to the Participant's personal stock brokerage account. The price for the sale of any Common Stock shall be the Sale Price. A Participant shall be responsible for all tax consequences as a result of a sale or distribution of Common Stock in the Participant's Stock Purchase Account.

13.  Special Rules for Section 16(a) Participants

     Notwithstanding any contrary provision of this Plan, Common Stock in the Stock Purchase Account of a Participant who is a reporting person in respect of Chiquita under Section 16(a) of the Securities Exchange Act of 1934 may only be withdrawn by or distributed to the Participant in the form of shares and not in cash.

14.  Amendment of the ESPP

     The Board of Directors may at any time, or from time to time, alter or amend the ESPP in any respect, except that without approval of Chiquita shareholders, no amendment may (i) increase the maximum aggregate number of shares which may be purchased under the ESPP (other than an adjustment as provided in Section 15) or (ii) change the definition of Eligible Employee under the ESPP.

     Notwithstanding any other provision of this Plan, any action which is to be taken by the Board of Directors of Chiquita may be taken by the Executive Committee of the Board or, if so authorized by the Board of Directors or the Executive Committee, by the President of Chiquita; provided that no such action shall result in a loss of qualification of the Plan pursuant to Section 423 of the Code or in non-compliance of the Plan with any applicable securities law or regulation.

                                 A.9

15.  Recapitalization; Effect of Certain Transactions

     The aggregate number of shares of Common Stock reserved for purchase under the ESPP shall be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend.

     Any offering hereunder shall pertain only to the shares of Common Stock. If the Common Stock is converted substantially in its entirety into another security, the offering of Common Stock under the ESPP shall terminate, however, the ESPP shall continue until amended or terminated. If Chiquita is liquidated or dissolved, the offering of Common Stock and the ESPP shall terminate and the Stock Purchase Account of each Participant shall be distributed as provided in Section 12.

16.  Expiration and Termination of the ESPP

     The ESPP is designed to comply with the provisions of Section 423 of the Code. If the ESPP does not at any time comply with Section 423, it will remain in effect as a nonqualified stock purchase plan unless terminated or suspended by action of the Board of Directors or operation of law. The ESPP has no termination date; however, the Board of Directors shall have the right to terminate or suspend the Plan at any time. In the event of the termination of the ESPP, the Stock Purchase Accounts shall be distributed as provided in
Section 12.

17.  Notice

     Any notice which a Participant files pursuant to the ESPP shall be in the appropriate form and shall be delivered to Chiquita's Human Resources Department or as otherwise directed by the Employer.

18.  No Right to Continued Employment

     Nothing contained in the ESPP shall be deemed to give any Employee the right to be retained in the service of Chiquita or any Subsidiary or to interfere with the right of Chiquita or any Subsidiary to discipline or discharge any Employee at any time.

                                  A.10

                                                             APPENDIX B

                              AMENDED AND RESTATED

                  CHIQUITA 2002 STOCK OPTION AND INCENTIVE PLAN

                     (AMENDED AND RESTATED ON APRIL 3, 2003)

                                  B.1

                              AMENDED AND RESTATED

                  CHIQUITA 2002 STOCK OPTION AND INCENTIVE PLAN


                         T A B L E  O F  C O N T E N T S
                         -------------------------------

I.    PURPOSE.......................................................B.6

II.   DEFINITIONS...................................................B.6

III.  ADMINISTRATION................................................B.11

      3.1   The Committee...........................................B.11
      3.2   Powers of the Committee.................................B.11
      3.3   Guidelines..............................................B.12
      3.4   Delegation of Authority.................................B.12
      3.5   Decisions Final.........................................B.12
      3.6   Award Agreements........................................B.12

IV.   SHARES SUBJECT TO PLAN........................................B.13

      4.1   Shares Available for Issuance of Awards.................B.13
      4.2   Maximum Awards Per Participant..........................B.13
      4.3   Re-Use of Shares........................................B.13
      4.4   Adjustment Provisions...................................B.13

V.    CHANGE OF CONTROL; MERGER, CONSOLIDATION, ETC.................B.14

      5.1   Effect of Change of Control On Outstanding Awards.......B.14
      5.2   Termination of Employment After Change of Control.......B.14
      5.3   Merger, Consolidation, Etc..............................B.14
      5.4   Applicability of Section V..............................B.15

VI.   EFFECTIVE DATE AND DURATION OF PLAN...........................B.15

      6.1   Effective Date..........................................B.15
      6.2   Duration of Plan........................................B.15

VII.  STOCK OPTIONS.................................................B.15

      7.1   Grants..................................................B.15
      7.2   Terms of Options........................................B.15

                                 B.2

      7.3   Incentive Stock Options.................................B.16
      7.4   Replacement Options.....................................B.17

VIII. RESTRICTED AND UNRESTRICTED STOCK AWARDS......................B.17

      8.1   Grants of Restricted Stock Awards.......................B.17
      8.2   Terms and Conditions of Restricted Awards...............B.18
      8.3   Unrestricted Stock Awards...............................B.18

IX.   PERFORMANCE AWARDS............................................B.18

      9.1   Performance Awards......................................B.18
      9.2   Terms and Conditions of Performance Awards..............B.19

X.    STOCK APPRECIATION RIGHTS.....................................B.19

      10.1  Stock Appreciation Rights...............................B.19
      10.2  Terms and Conditions of Stock Appreciation Rights.......B.19

XI.   TERMINATION OF AWARDS.........................................B.20

      11.1  Termination of Awards to Employees and Directors........B.20
      11.2  Acceleration of Vesting and Extension of Exercise
            Period Upon Termination.................................B.21
      11.3  Buyout and Settlement of Awards.........................B.21

XII.  TERMINATION OR AMENDMENT OF THIS PLAN.........................B.21

      12.1  Termination or Amendment................................B.21

XIII. GENERAL PROVISIONS............................................B.22

      13.1  No Right to Continued Employment........................B.22
      13.2  Awards to Persons Outside the United States.............B.22
      13.3  Non-Transferability of Awards...........................B.22
      13.4  Other Plans.............................................B.22
      13.5  Unfunded Plan...........................................B.22
      13.6  Withholding of Taxes....................................B.23
      13.7  Reimbursement of Taxes..................................B.23
      13.8  Governing Law...........................................B.23
      13.9  Liability...............................................B.23
      13.10 Successors..............................................B.23

                                  B.3

SUPPLEMENT A TO 2002 PLAN
-------------------------

A-1.  GENERAL.......................................................B.24

A-2.  BONUS AWARDS..................................................B.24

      A-2.1  Designation............................................B.24
      A-2.2  Award Limit............................................B.24
      A-2.3  Performance Goals......................................B.24
      A-2.4  Attainment of Performance Goals........................B.25
      A-2.5  Exceptions to Performance Goal Requirement.............B.25

A-3.  DISTRIBUTIONS.................................................B.25

A-4.  OPERATION AND ADMINISTRATION..................................B.25

      A-4.1  Effective Date.........................................B.25
      A-4.2  Benefits May Not Be Assigned...........................B.25
      A-4.3  Benefits Under Other Plans.............................B.25

A-5.  COMMITTEE.....................................................B.26

A-6.  AMENDMENT AND TERMINATION.....................................B.26

A-7.  DEFINED TERMS.................................................B.26

SUPPLEMENT B TO 2002 PLAN
-------------------------

B-1.  GENERAL.......................................................B.27

B-2.  LONG-TERM INCENTIVE AWARDS....................................B.27

      B-2.1  Designation............................................B.27
      B-2.2  Award Limit............................................B.27
      B-2.3  Performance Goals......................................B.27
      B-2.4  Attainment of Performance Goals........................B.28
      B-2.5  Exceptions to Performance Goal Requirement.............B.28

B-3.  DISTRIBUTIONS.................................................B.28

B-4.  OPERATION AND ADMINISTRATION..................................B.28

                                  B.4

      B-4.1  Effective Date.........................................B.28
      B-4.2  Benefits May Not Be Assigned...........................B.28
      B-4.3  Benefits Under Other Plans.............................B.29

B-5.  COMMITTEE.....................................................B.29

B-6.  AMENDMENT AND TERMINATION.....................................B.29

B-7.  DEFINED TERMS.................................................B.29

                                  B.5

                            AMENDED AND RESTATED
             CHIQUITA 2002 STOCK OPTION AND INCENTIVE PLAN

                                 SECTION I.

                                  PURPOSE

     The purpose of the Chiquita 2002 Stock Option and Incentive Plan
(the "Plan") is to promote the long-term growth and financial success of Chiquita Brands International, Inc. (the "Company") and its subsidiaries by enabling the Company to compete successfully in attracting and retaining employees and directors (and consultants and advisors) of outstanding ability, stimulating the efforts of such persons to achieve the Company's long-range performance goals and objectives, and encouraging the identification of their interests with those of the Company's shareholders.


                                 SECTION II.

                                 DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

     2.1 "Advisor" means a person who provides bona fide advisory or consulting services to the Company or a Subsidiary and whose Shares subject to an Award are eligible for registration on Form S-8 under the Securities Act of 1933.

     2.2 "Award" means any form of Stock Option, Restricted Stock Award, Unrestricted Stock Award, Performance Award, or Stock Appreciation Right granted under this Plan.

     2.3 "Award Agreement" means a written agreement setting forth the terms of an Award.

     2.4 "Award Date" or "Grant Date" means the date designated by the Committee as the date upon which an Award is granted.

     2.5 "Award Period" or "Term" means the period beginning on an Award Date and ending on the expiration date of such Award.

     2.6  "Board" means the Board of Directors of the Company.

     2.7 "Cause" means a Participant's engaging in any of the following acts:

          (i) any type of disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, or dishonesty in the course of a Participant's employment or business relationship with the Company; or

                                 B.6

          (ii) conviction of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company; or

          (iii) unauthorized disclosure of trade secrets or confidential information of the Company; or

          (iv) a material breach of any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise; or

          (v) any serious violation of Company policy that is materially damaging to the Company's interests.

     2.8 "Change of Control" means the occurrence after the Effective Date of any of the following events:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than an Exempt Entity, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the total voting power of all of the Company's voting securities then outstanding ("Voting Shares");

          (ii) on any date, the individuals who constituted the Company's Board at the beginning of the two-year period immediately preceding such date (together with any new directors whose election by the Company's Board, or whose nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

          (iii) immediately after a merger or consolidation of the Company or any Subsidiary of the Company with or into, or the sale or other disposition of all or substantially all of the Company's assets to, any other corporation (where pursuant to the terms of such transaction outstanding Awards are assumed by the surviving, resulting or acquiring corporation or new Awards are substituted therefor), the Voting Shares of the Company outstanding immediately prior to such transaction do not represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity or any parent thereof) more than 50% of the total voting power of the voting securities of the Company or surviving or acquiring entity or any parent thereof outstanding immediately after such merger or consolidation.

     2.9 "Code" means the United States Internal Revenue Code of 1986, as amended, or any successor legislation. Reference to any particular section of the Code includes any successor amendments or replacements of such section.

                                  B.7

     2.10 "Committee" means the committee appointed by the Board and consisting of two or more Directors of the Company, each of whom shall be a "non-employee director" as defined in Rule 16b-3 and an "outside director" as defined in the regulations under Section 162(m) of the Code.

     2.11 "Common Stock" means the Company's Common Stock, par value $.01 per share.

     2.12  "Company" means Chiquita Brands International, Inc.

     2.13 "Control" means the power to direct or cause the direction of the management and policies of a corporation or other entity.

     2.14 "Director" means any person serving on the Board of Directors of the Company or any of its Subsidiaries who is not an Officer (or officer) or Employee of the Company or any Subsidiary.

     2.15 "Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code, or in the case of an Employee, a disability which qualifies as a long-term disability under the Company's Long Term Disability insurance, or any other definition of disability adopted by the Committee.

     2.16 "Effective Date" means March 19, 2002, the date upon which Company's Plan of Reorganization under Chapter 11 of the Bankruptcy Code became effective.

     2.17 "Eligible Person" means any person who is either an Employee, Director or Advisor.

     2.18 "Employee" means (i) any officer or employee of the Company or a Subsidiary (including those employees on a temporary leave of absence approved by the Company or a Subsidiary); or (ii) any person who has received and accepted an offer of employment from the Company or a Subsidiary; or (iii) if approved by the Committee, a person who at the request of the Company or a Subsidiary accepts employment with any corporation or partnership in which the Company has a direct or indirect substantial interest. Solely for purposes of Section XI, unless otherwise determined by the Committee, a person specified in clause (iii) above shall be considered an employee of a Subsidiary.

     2.19  "Exchange Act" means the Securities Exchange Act of 1934.

     2.20 "Exempt Entity" means (i) an underwriter temporarily holding securities pursuant to an offering of such securities and (ii) the Company, any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries.

     2.21 "Fair Market Value" means, as of any date, (i) the average of the highest and lowest quoted selling prices of a Share as reported on the New York Stock Exchange Composite

                                  B.8

Tape (or such other consolidated transaction reporting system on which the Shares are primarily traded) or, if the Shares were not traded on such day, then the next preceding day on which the Shares were traded, all as reported by such source as the Committee may select, or (ii) if and to the extent specified by the Committee with respect to any particular Award, the average of the closing selling prices of a Share as so reported for a period of not more than 30 consecutive trading days as specified by the Committee. If the Shares are not traded on a national securities exchange or other market system, Fair Market Value shall be determined in the manner established by the Committee.

     2.22 "Immediate Family" means any child, stepchild, grandchild, spouse, son-in-law or daughter-in-law and shall include adoptive relationships; provided, however, that if the Committee adopts a different definition of "immediate family" (or similar term) in connection with the transferability of Stock Options and SARs awarded under this Plan, such definition shall apply, without further action of the Board.

     2.23  "Incentive Stock Option" means any Stock Option awarded under
Section VII of this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor provision.

     2.24  "Non-Qualified Stock Option" means any Stock Option awarded under
Section VII of this Plan that is not an Incentive Stock Option.

     2.25 "Officer" means a person who has been determined to be an officer of the Company under Rule 16a-1(f) in a resolution adopted by the Board and, for purposes of Sections 11.1(a) and 11.2 shall also mean any other person who has been elected an officer of the Company by the Board (other than a person who has been elected solely as an assistant officer).

     2.26 "Option Price" or "Exercise Price" means the price per share at which Common Stock may be purchased upon the exercise of an Option or an Award.

     2.27 "Participant" means an Eligible Person to whom an Award has been made pursuant to this Plan.

     2.28  "Performance Award" means an Award granted pursuant to Section IX.

     2.29 "Performance-Based Compensation" means compensation intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code and the Treasury Regulations thereunder.

     2.30 "Performance Measures" means any one or more of the following, as selected by the Committee and applied to the Company as a whole or individual units thereof, and measured either absolutely or relative to a designated group of comparable companies: (i) earnings before interest, taxes, depreciation, and amortization ("EBITDA"); (ii) appreciation in the Fair Market Value, book value or other measure of value of the Common Stock; (iii) cash flow; (iv) earnings (including, without limitation, earnings per share); (v) return on equity; (vi) return on

                                   B.9
investment; (vii) total stockholder return; (viii) return on capital;
(ix) return on assets or net assets; (x) revenue; (xi) income (including, without limitation, net income); (xii) operating income (including, without limitation, net operating income); (xiii) operating profit (including, without limitation, net operating profit); (xiv) operating margin; (xv) return on operating revenue; and (xvi) market share.

     2.31 "Reference Price" with respect to an SAR means the dollar amount determined by the Committee at the time of Grant except that no SAR may be granted to an Officer with a Reference Price less than 100% of the Fair Market Value of a Share on the Grant Date.

     2.32 "Replacement Option" means a Non-Qualified Stock Option granted pursuant to Section 7.4 upon the exercise of a Stock Option granted pursuant to the Plan where the Option Price is paid with previously owned shares of Common Stock.

     2.33 "Restricted Stock" means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

     2.34 "Restricted Stock Award" means an award of a fixed number of Shares to a Participant which is subject to forfeiture provisions and other conditions set forth in the Award Agreement.

     2.35 "Retirement" means any termination of an Employee's employment with, or a Director's service on the Board of, the Company or a Subsidiary (in each case other than by death, Disability or for Cause) by an Employee or a Director who is (i) at least 65 years of age or (ii) at least 55 years of age with at least 10 years of employment with, or service on the Board of, the Company or a Subsidiary.

     2.36 "Rule 16b-3" and "Rule 16a-1(f)" mean Rules 16b-3 and 16a-1(f) under the Exchange Act or any corresponding successor rules or regulations.

     2.37  "Share" means one share of the Company's Common Stock.

     2.38 "Stock Appreciation Right" or "SAR" means the right to receive, for each unit of the SAR, cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one Share on the date of exercise of the SAR over the Reference Price of the SAR.

     2.39 "Stock Option" or "Option" means the right to purchase shares of Common Stock (including a Replacement Option) granted pursuant to Section VII of this Plan.

     2.40 "Subsidiary" means any corporation, partnership, joint venture, or other entity (i) of which the Company owns or controls, directly or indirectly, 25% or more of the outstanding voting stock (or comparable equity participation and voting power) or (ii) which the Company otherwise controls (by contract or any other means); except that when the term "Subsidiary" is

                                   B.10
used in the context of an award of an Incentive Stock Option, the term shall have the same meaning given to it in the Code.

     2.41 "Transfer" means alienation, attachment, sale, assignment, pledge, encumbrance, charge or other disposition; and the terms "Transferred" or "Transferable" have corresponding meanings.

     2.42  "Unrestricted Stock Award" means an Award granted pursuant to
Section 8.3.

     2.43 "Vest" means, in the case of any Award to become exercisable or become free of restrictions solely as a result of either (i) the passage of required time periods specified under the terms of the Award ("Passage of Time Criteria") or (ii) the inapplicability of Passage of Time Criteria due to a Change of Control or a termination of employment or service as a Director pursuant to the provisions of Section XI. For purposes of this Plan, "Vest" does not refer to an Award becoming exercisable or free of restrictions due to the attainment of performance criteria or any other criteria not solely related to the passage of time ("Other Criteria"). An Award whose terms specify Other Criteria that have not been fully satisfied at the time of a Change of Control or termination of employment or service will not Vest (unless otherwise determined by the Committee or specifically provided by such terms) as a result of such Change of Control or termination (even if the terms of such Award contain Passage of Time Criteria in addition to, in combination with, or as an alternative to such Other Criteria).


                                  SECTION III.

                                 ADMINISTRATION

     3.1 THE COMMITTEE. This Plan shall be administered and interpreted by the Committee, except that any function of the Committee also may be performed by the Board. Actions of the Committee may be taken by a majority of its members at a meeting or by the unanimous written consent of all of its members without a meeting.

     3.2 POWERS OF THE COMMITTEE. The Committee shall have the power and authority to operate, manage and administer the Plan on behalf of the Company, which includes, but is not limited to, the power and authority:

          (i) to grant to Eligible Persons one or more Awards consisting of any or a combination of Stock Options, Restricted Stock, Unrestricted Stock, Performance Awards, and Stock Appreciation Rights;

          (ii)  to select the Eligible Persons to whom Awards may be granted;

          (iii) to determine the types and combinations of Awards to be granted to Eligible Persons;

                                  B.11

          (iv) to determine the number of Shares or units which may be subject to each Award;

          (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award (including, but not limited to, the term, price, exercisability, method of exercise and payment, any restriction or limitation on transfer, any applicable performance measures or contingencies, any vesting schedule or acceleration, or any forfeiture provisions or waiver, regarding any Award) and the related Shares, based on such factors as the Committee shall determine; and

          (vi) to modify or waive any restrictions, contingencies or limitations contained in, and grant extensions to the terms or exercise periods of, or accelerate the vesting of, any outstanding Awards as long as such modifications, waivers, extensions or accelerations are not inconsistent with the terms of the Plan, but no such changes shall impair the rights of any Participant without his or her consent.

     3.3 GUIDELINES. The Committee will have the authority and discretion to interpret the Plan and any Awards granted under the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any related Award Agreement in the manner and to the extent it deems necessary to carry the Plan into effect.

     3.4 DELEGATION OF AUTHORITY. The Committee may delegate to one or more of the Company's Officers or (in the case of ministerial duties only) other employees all or any portion of the Committee's authority, powers, responsibilities and administrative duties under the Plan, with such conditions and limitations as the Committee shall prescribe in writing; provided, however, that only the Committee is authorized to grant Awards to, or make any decisions with respect to Awards granted to, Officers. A record of all actions taken by any Officer to whom the Committee has delegated a portion of its powers or responsibilities shall be filed with the minutes of the meetings of the Committee and shall be made available for review by the Committee upon request.

     3.5 DECISIONS FINAL. Any action, decision, interpretation or determination by or at the direction of the Committee (or of any person acting under a delegation pursuant to Section 3.4) concerning the application or administration of the Plan shall be final and binding upon all persons and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Awards.

     3.6 AWARD AGREEMENTS. Each Award under the Plan shall be evidenced by an Award Agreement substantially in the form approved by the Committee from time to time.

                                  B.12

                                  SECTION IV.

                            SHARES SUBJECT TO PLAN

     4.1 SHARES AVAILABLE FOR ISSUANCE OF AWARDS. Subject to adjustment as provided in Section 4.4, the aggregate number of Shares which may be issued under this Plan shall not exceed 5,925,926 Shares. As determined from time to time by the Committee, the Shares available under this Plan for grants of Awards may consist either in whole or in part of authorized but unissued Shares or Shares which have been reacquired by the Company following original issuance. The aggregate number of Stock Appreciation Right units granted under this Plan shall not exceed 500,000.

     4.2 MAXIMUM AWARDS PER PARTICIPANT. The number of shares covered by Options, together with the number of SAR units, granted to any one individual shall not exceed 2,000,000 during any one calendar-year period.

     No more than 500,000 Shares of Common Stock may issued in payment of Performance Awards denominated in Shares of Common Stock, and no more than $5,000,000 in cash (or Fair Market Value if paid in Shares of Common Stock) may be paid pursuant to Performance Awards denominated in dollars, granted in each case to any one individual during any one calendar-year period that are intended to be Performance-Based Compensation. If delivery of Shares earned under a Performance Award is deferred, any additional Shares attributable to dividends earned during the deferral period shall be disregarded for purposes of this paragraph.

     4.3 RE-USE OF SHARES. If any Award granted under this Plan shall expire, terminate or be forfeited or canceled for any reason before it has vested or been exercised in full, the number of unissued or undelivered Shares subject to such Award shall again be available for future grants. The Committee may make such other determinations regarding the counting of Shares issued pursuant to this Plan as it deems necessary or advisable, provided that such determinations shall be permitted by law.

     4.4  ADJUSTMENT PROVISIONS.

          (A) ADJUSTMENT FOR CHANGE IN CAPITALIZATION. If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution to shareholders of cash or property, which in the Committee's sole judgment, has a substantial impact on the value of outstanding Shares, then the numbers of Shares and SAR units specified in Sections 4.1 and 4.2, the numbers of Shares or SAR units covered by each outstanding Award, and, if applicable, the Option Price, Reference Price, or performance goals for each outstanding Award shall be proportionately adjusted in such manner as the Committee in its sole judgment determines to be equitable and appropriate.

                                   B.13

          (B) OTHER EQUITABLE ADJUSTMENTS. Notwithstanding any other provision of the Plan, and without affecting the number of Shares or SAR units reserved or available hereunder, the Committee may authorize the issuance, continuation or assumption of Awards or provide for equitable adjustments or changes in the terms of Awards, in connection with any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem equitable and appropriate.


                                  SECTION V.

                  CHANGE OF CONTROL; MERGER, CONSOLIDATION, ETC.

     5.1 EFFECT OF CHANGE OF CONTROL ON OUTSTANDING AWARDS. In the event of, and upon a Change of Control, all Awards outstanding on the date of such Change of Control shall become fully (100%) Vested.

     5.2 TERMINATION OF EMPLOYMENT AFTER CHANGE OF CONTROL. In the event that an Employee's employment by the Company or a Subsidiary is terminated by the Company or such Subsidiary for any reason, other than for Cause, within one (1) year after a Change of Control, all of the outstanding Vested Stock Options and SARs held by such Employee on the date of termination of employment shall be exercisable for a period ending on the earlier to occur of the first anniversary of the date of termination or the respective Expiration Dates of such Stock Options and SARs.

     5.3 MERGER, CONSOLIDATION, ETC. In the event that the Company shall, pursuant to action by its Board of Directors, propose to (i) merge into, consolidate with, sell or otherwise dispose of all or substantially all of its assets, to another corporation or other entity and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting or acquiring corporation of outstanding Awards under the Plan, or the substitution of new Awards therefor, or (ii) dissolve or liquidate, then (A) the Committee shall cause written notice of such proposed transaction to be given to each Participant not less than 30 days prior to the anticipated date of such proposed transaction, and (B) all outstanding Awards that are not so assumed or substituted for shall become fully (100%) Vested immediately prior, but subject, to actual consummation of the transaction. Prior to a date specified in the notice, which shall not be more than 3 days prior to the consummation of such transaction, each Participant shall have the right to exercise all Stock Options and SARs held by such Participant that are not so assumed or substituted for on the following basis: (i) such exercise shall be conditioned on consummation of such transaction, (ii) such exercise shall be effective immediately prior to the consummation of such transaction, and (iii) the Option Price for any such Stock Options shall not be required to be paid until 7 days after written notice by the Company to the Participant that such transaction has been consummated. If such transaction is consummated, each Stock Option and SAR, to the extent not previously exercised prior to the date specified in the foregoing notice of proposed transaction, shall terminate upon the consummation of such transaction. If such transaction is abandoned,(a) any and all conditional exercises of Stock Options and SARs in accordance with

                                  B.14
this Section 5.3 shall be deemed annulled and of no force or effect and
(b) to the extent that any Award shall have Vested solely by operation of this
Section 5.3, such Vesting shall be deemed annulled and of no force or effect and the Vesting provisions of such Award shall be reinstated.

     5.4 APPLICABILITY OF SECTION V. The provisions of Section V shall apply to all Awards granted under the Plan, unless and to the extent that the Committee expressly provides otherwise in the terms of an Award at the time it is granted.


                                   SECTION VI.

                       EFFECTIVE DATE AND DURATION OF PLAN

     6.1  EFFECTIVE DATE.  This Plan shall become effective on the Effective
Date.

     6.2 DURATION OF PLAN. The Plan shall continue in effect indefinitely until terminated by the Board pursuant to Section XII. Notwithstanding the continued effectiveness of this Plan, no Incentive Stock Option shall be granted under this Plan on or after the tenth anniversary of the effective date of the Plan.


                                  SECTION VII.

                                 STOCK OPTIONS

     7.1 GRANTS. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Option granted shall be designated as either a Non-Qualified Stock Option or an Incentive Stock Option. One or more Stock Options may be granted to any Eligible Person, except that only Non-Qualified Stock Options may be granted to any Director of or Advisor to the Company.

     7.2 TERMS OF OPTIONS. Except as otherwise required by Sections 7.3 and 7.4, Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

          (A) OPTION PRICE. The Option Price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, except that no Stock Option may be granted to an Officer, and no Incentive Stock Option may be granted to any Eligible Person, for an Option Price less than 100% of Fair Market Value on the Grant Date.

          (B) OPTION TERM. The Term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after its Award Date.

                                   B.15

          (C) EXERCISABILITY. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement; provided, however, that an Option may not be exercised as to less than one hundred (100) Shares at any time unless the number of Shares for which the Option is exercised is the total number available for exercise at that time under the terms of the Option.

          (D) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the Option Term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the Option Price in cash unless some other form of consideration is approved by the Committee at or after the grant. Payment in full or in part also may be made in the form of Shares of Common Stock owned by the Participant for at least six (6) months prior to exercise, which Shares shall be valued at the Fair Market Value of the Common Stock on the Exercise Date.

          (E) CASHLESS EXERCISE. A Participant may elect to pay the Exercise Price upon the exercise of an Option by authorizing a broker to sell all or a portion of the Shares acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

          (F) NON-TRANSFERABILITY OF OPTIONS. Stock Options shall be Transferable only to the extent provided in Section 13.3 of this Plan.

          (G)  TERMINATION.  Stock Options shall terminate in accordance with
Section XI of this Plan.

          (H) BUYOUT AND SETTLEMENT PROVISIONS. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish. The Committee may also substitute new Stock Options for previously granted Stock Options having higher Option Prices than the new Stock Options being substituted therefor.

     7.3 INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be subject to the following terms and conditions:

          (A) AWARD AGREEMENT. Any Award Agreement relating to an Incentive Stock Option shall contain such terms and conditions as are required for the Option to be an "incentive stock option" as that term is defined in Section 422 of the Code.

          (B) TEN PERCENT SHAREHOLDER. An Incentive Stock Option shall not be awarded to any person who, at the time of the Award, owns or is deemed to own (by reason of attribution rules of Section 424(d) of the Code) Shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its parent, and its Subsidiaries.

          (C) QUALIFICATION UNDER THE CODE. Notwithstanding anything in this Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to

                                   B.16
disqualify this Plan under Section 422 of the Code, or, without the consent of an affected Participant, to disqualify any Incentive Stock Option under
Section 422 of the Code, except as may result in the event of a Change of Control.

          (D) NOTIFICATION OF DISQUALIFYING DISPOSITION. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of Shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

     7.4 REPLACEMENT OPTIONS. The Committee may provide at the time of grant that an Option shall include the right to acquire a Replacement Option upon the exercise of such Option (in whole or in part) prior to an Employee's termination of employment if the payment of the Option Price is paid in Shares. In addition to any other terms and conditions the Committee deems appropriate, the Replacement Option shall be subject to the following terms:

          (A) NUMBER OF SHARES. The number of Shares subject to the Replacement Option shall not exceed the number of whole Shares used to satisfy the Option Price (whether by delivery of Shares to the Company or by reduction of Shares otherwise deliverable to the Participant on exercise) of the original Option and the number of whole Shares, if any, used to satisfy the payment for withholding taxes (whether by such delivery or such reduction) in accordance with Section 13.6.

          (B) GRANT DATE. The Replacement Option Grant Date will be the date of the exercise of the original Option.

          (C) OPTION PRICE. The Option Price per share shall be the Fair Market Value of a Share on the Replacement Option Grant Date.

          (D) VESTING. The Replacement Option shall be exercisable no earlier than one (1) year after the Replacement Option Grant Date.

          (E) TERM. The Term of the Replacement Option will not extend beyond the Term of the original Option.

          (F) NON-QUALIFIED. The Replacement Option shall be a Non-Qualified Stock Option.


                                SECTION VIII.

                   RESTRICTED AND UNRESTRICTED STOCK AWARDS

     8.1 GRANTS OF RESTRICTED STOCK AWARDS. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price,

                                  B.17
if any, to be paid for such Shares by the Participant and the restrictions imposed on such Shares. The Committee may grant Awards of Restricted Stock subject to the attainment of specified performance goals, continued employment or such other limitations or restrictions as the Committee may determine.

     8.2 TERMS AND CONDITIONS OF RESTRICTED AWARDS. Restricted Stock Awards shall be subject to the following provisions:

          (A) ISSUANCE OF SHARES. Shares of Restricted Stock may be issued immediately upon grant or upon vesting as determined by the Committee.

          (B) STOCK POWERS AND CUSTODY. If shares of Restricted Stock are issued immediately upon grant, the Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Restricted Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such Shares be held in custody by the Company until the restrictions on them shall have lapsed.

          (C) SHAREHOLDER RIGHTS. Unless otherwise determined by the Committee at the time of grant, Participants receiving Restricted Stock Awards shall not be entitled to dividend or voting rights for the Restricted Shares until they are fully vested.

     8.3 UNRESTRICTED STOCK AWARDS. The Committee may make Awards of unrestricted Common Stock to (i) Eligible Persons in recognition of outstanding achievements or contributions by such persons or (ii) Directors for service on the Board. Unrestricted Shares issued under this Section 8.3 may be issued for no cash consideration.


                                SECTION IX.

                            PERFORMANCE AWARDS

     9.1 PERFORMANCE AWARDS. The Committee may, in its discretion, grant Performance Awards to Eligible Persons in accordance with the following terms and conditions:

          (A) GRANT. A Performance Award shall consist of the right to receive either (i) Common Stock or cash of an equivalent value, or a combination of both, at the end of a specified Performance Period (defined below) or (ii) a fixed-dollar amount payable in cash or Shares, or a combination of both, at the end of a specified Performance Period. The Committee shall determine the Eligible Persons to whom and the time or times at which Performance Awards shall be granted, the number of Shares or the amount of cash to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's Performance Award will vest, and the other terms and conditions of the Performance Award in addition to those set forth in Section 9.2.

                                   B.18

          (B) PERFORMANCE CRITERIA AND PERFORMANCE-BASED COMPENSATION. The Committee shall designate any Performance Award granted to a Participant that is intended to be Performance-Based Compensation. Any Performance Award designated as intended to be Performance-Based Compensation shall be conditioned on the achievement of one or more objective performance goals, based on one or more Performance Measures, to the extent required by Code
Section 162(m). Any Performance Awards under this Section 9.1 not designated as intended to be Performance-Based Compensation may be conditioned on such performance goals, factors, or criteria as the Committee shall determine.

     9.2 TERMS AND CONDITIONS OF PERFORMANCE AWARDS. Performance Awards granted pursuant to this Section IX shall be subject to the following terms and conditions:

          (A) DIVIDENDS. Unless otherwise determined by the Committee at the time of the grant of the Award, amounts equal to any dividends declared during the Performance Period with respect to any Shares covered by a Performance Award will not be paid to the Participant.

          (B) PAYMENT. Subject to the provisions of the Award Agreement and this Plan, at the expiration of the Performance Period, share certificates, cash or both (as the Committee may determine) shall be delivered to the Participant, or his or her legal representative or guardian, in a number or an amount equal to the vested portion of the Performance Award.

          (C) NON-TRANSFERABILITY. Performance Awards shall not be Transferable except in accordance with the provisions of Section 13.3 of this Plan.

          (D) TERMINATION OF EMPLOYMENT. Subject to the applicable provisions of the Award Agreement and this Plan, upon termination of a Participant's employment with the Company or a Subsidiary for any reason during the Performance Period for a given Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee.


                                  SECTION X.

                          STOCK APPRECIATION RIGHTS

     10.1 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant Stock Appreciation Rights. Any Stock Appreciation Right granted shall be for a specified number of units and have such terms and conditions, not inconsistent with this Plan, as are established by the Committee in connection with the Award. Unless otherwise determined by the Committee, Stock Appreciation Rights may be granted only to Eligible Persons residing in jurisdictions outside the United States to whom, in the Committee's judgment, it is not practicable to grant Stock Options due to the tax and other laws and regulations of such jurisdictions.

     10.2 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights granted pursuant to this Section X shall be subject to the following terms and conditions:

                                 B.19

          (A) TERM. The term of each Stock Appreciation Right shall be fixed by the Committee, but no Stock Appreciation Right shall be exercisable more than ten (10) years after its Award Date.

          (B) EXERCISE. A Stock Appreciation Right shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement.

          (C) DISTRIBUTION. The Committee shall determine in its sole discretion, at or after the Grant Date, the form of property deliverable to the holder upon exercise of an SAR, which may be Shares, cash, or a combination of the two. Shares so deliverable shall be valued at their Fair Market Value on the date of the SAR's exercise.

          (D) NON-TRANSFERABILITY AND TERMINATION. SARs shall be Transferable only to the extent provided in Section 13.3 of this Plan and shall terminate in accordance with Section XI of this Plan.


                                  SECTION XI.

                            TERMINATION OF AWARDS

     11.1 TERMINATION OF AWARDS TO EMPLOYEES AND DIRECTORS. Subject to the provisions of Section 11.2, all Awards issued to Employees and Directors under this Plan shall terminate as follows:

          (A) TERMINATION BY DEATH, DISABILITY OR RETIREMENT. Unless otherwise determined by the Committee at the time of grant, if an Employee's employment by, or a Director's service on the board of, the Company or a Subsidiary terminates by reason of death, Disability or Retirement, any Awards held by such Participant shall become fully Vested and, in the case of Stock Options and SARs, may thereafter be exercised by the Participant or by the Participant's beneficiary or legal representative, for a period of three (3) years (or such longer period as the Committee or, except in the case of Participants who are Officers, the Chief Executive Officer of the Company may specify at or after grant) after the date of such termination of employment or service or until the expiration of the stated term of such Award, whichever period is shorter.

          (B) TERMINATION FOR CAUSE. If an Employee's employment by, or a Director's service on the board of, the Company or a Subsidiary is terminated for Cause, or if after such termination such Participant engages in any act which would have warranted a termination of such employment or service for Cause, such Participant shall forfeit all of his or her rights to any outstanding Awards which have not been exercised and all of such unexercised Awards shall terminate upon the earlier to occur of the date of termination of such employment or service or the date upon which the Participant has engaged in any of the conduct described as justifying such a termination for Cause.

                                    B.20

          (C) OTHER TERMINATION. Unless otherwise determined by the Committee at the time of grant, if an Employee's employment by, or a Director's service on the board of, the Company or a Subsidiary terminates for any reason other than death, Disability, Retirement, or for Cause, all of such Participant's Vested or otherwise exercisable Stock Options and SARs will terminate on the earlier to occur of the stated expiration date of the Awards or ninety (90) calendar days after such termination of employment or service. If a Participant dies during the ninety (90) day period following the termination of the employment or directorship, any unexercised Award held by the Participant shall be exercisable, to the full extent that such Award was exercisable at the time of death, for a period of one (1) year from the date of death or until the expiration of the stated term of the Award, whichever occurs first.

     11.2 ACCELERATION OF VESTING AND EXTENSION OF EXERCISE PERIOD UPON TERMINATION. Upon the termination of a Participant's employment or directorship with the Company or any of the Company's Subsidiaries, excluding, however, any Participant who has been terminated for Cause, either the Committee or, unless the Committee determines otherwise, the Chief Executive Officer may in its or his sole discretion:

          (A) ACCELERATE THE VESTING of, or otherwise cause to be exercisable or free of restrictions, all or part of any Awards held by such terminated Participant so that such Awards will be fully or partially exercisable as of the date of termination of employment or such other date as the Committee or Chief Executive Officer may choose; and

          (B) EXTEND THE EXERCISE PERIOD of all or part of any Stock Options and SARs held by such terminated Participant for up to five years from the date of termination (whether such termination was because of death, Disability, Retirement or otherwise) but in no event longer than the original expiration date of such Award; provided, however, that no person or entity other than the Committee shall have the authority or discretion to accelerate the Vesting of, otherwise cause to be exercisable or free of restrictions, or extend the exercise period of, any Award granted to an Officer or Director of the Company.

     11.3 BUYOUT AND SETTLEMENT OF AWARDS. The Committee may at any time offer to buy out an Award (of any type or kind) previously granted, based on such terms and conditions as the Committee shall establish. The Committee may also substitute new Awards for previously granted Awards with the new Awards containing different terms and conditions, including different exercise prices, than those contained in the Awards being replaced.


                                SECTION XII.

                   TERMINATION OR AMENDMENT OF THIS PLAN

     12.1 TERMINATION OR AMENDMENT. The Board may at any time, amend, in whole or in part, any or all of the provisions of this Plan, or suspend or terminate it entirely; provided, however, that, unless otherwise required by law, the rights of a Participant with respect to any Awards granted prior to such amendment, suspension or termination may not be impaired

                                   B.21
without the consent of such Participant. In addition, no amendment may be made without first obtaining shareholder approval if such amendment would increase the maximum number of Shares or amount of cash which may be granted to any individual Participant, or increase the total number of Shares available for issuance under this Plan.


                               SECTION XIII.

                            GENERAL PROVISIONS

     13.1 NO RIGHT TO CONTINUED EMPLOYMENT. The adoption of this Plan and the granting of Awards hereunder shall not confer upon any Employee the right to continued employment nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment or directorship, respectively, of any Employee at any time.

     13.2 AWARDS TO PERSONS OUTSIDE THE UNITED STATES. To the extent necessary or appropriate to comply with foreign law or practice, the Committee may, without amending this Plan: (i) establish special rules applicable to Awards granted to Eligible Persons who are either or both foreign nationals or employed outside the United States, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Eligible Persons in accordance with those rules.

     13.3 NON-TRANSFERABILITY OF AWARDS. Except as otherwise provided by the Committee at or after grant, no Award or benefit payable under this Plan shall be Transferable by the Participant during his or her lifetime, nor may it be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by will or the laws of descent and distribution; and no Award shall be exercisable by anyone other than the Participant or the Participant's guardian or legal representative during such Participant's lifetime. The Committee may in its sole discretion permit a Participant to transfer a Non-Qualified Stock Option or SAR for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant's Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to such Award.

     13.4 OTHER PLANS. In no event shall the value of, or income arising from, any Awards issued under this Plan be treated as compensation for purposes of any pension, profit sharing, life insurance, disability or other retirement or welfare benefit plan now maintained or hereafter adopted by the Company or any Subsidiary, unless such plan specifically provides to the contrary.

     13.5 UNFUNDED PLAN. This Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended. This Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. This Plan shall not establish any fiduciary relationship between the Company and any Participant or any other

                                   B.22
person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

     13.6 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash to a Participant, payment by the Participant of any Federal, state, local or foreign taxes which the Company reasonably believes are required by law to be withheld. The Committee may permit all or a portion of any such withholding obligation (not exceeding the minimum amount required to be so withheld) to be satisfied by reducing the number of shares otherwise deliverable or by accepting the delivery of Shares previously owned by the Participant, which Shares shall be valued at the Fair Market Value of the Common Stock on the exercise date. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant. The Company may also withhold from any future earnings of salary, bonus or any other payment due to the Participant the amount necessary to satisfy any outstanding tax obligations related to the grant or exercise of any Award granted pursuant to this Plan.

     13.7 REIMBURSEMENT OF TAXES. The Committee may provide in its discretion that the Company may reimburse a Participant for Federal, state, local and foreign tax obligations incurred as a result of the grant or exercise of an Award issued under this Plan.

     13.8 GOVERNING LAW. This Plan and all actions taken in connection with it shall be governed by the laws of the State of Ohio, without regard to the principles of conflict of laws.

     13.9 LIABILITY. No employee of the Company nor member of the Committee or the Board shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award granted hereunder and, to the fullest extent permitted by law, all employees and members of the Committee and the Board shall be indemnified by the Company for any liability and expenses which they may incur through any claim or cause of action arising under or in connection with this Plan or any Awards granted under this Plan.

     13.10 SUCCESSORS. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

                                  B.23

SUPPLEMENT A TO 2002 PLAN

                    CHIQUITA BRANDS INTERNATIONAL, INC.

                           ANNUAL BONUS PROGRAM

                                SECTION A-1
                                  GENERAL

     Chiquita Brands International, Inc. (the "Company") maintains the Amended and Restated Chiquita 2002 Stock Option and Incentive Plan (the "2002 Plan") which provides for certain benefits to employees and directors of the Company and its Subsidiaries. This Chiquita Annual Bonus Program (the "Program") is established under Section IX of the 2002 Plan and is subject to all of the terms, conditions and limitations of the 2002 Plan, which shall be considered a part hereof. Capitalized terms in this Program not defined herein shall have the meanings given in the 2002 Plan.

                                SECTION A-2
                                BONUS AWARDS

     A-2.1. DESIGNATION. The Committee, from time to time in its discretion, may designate from among the Eligible Employees those individuals who will have an opportunity to receive Bonus Awards under this Program for any Performance Period beginning after December 31, 2003, together with any applicable performance goals established in accordance with Section A-2.3 for the Performance Period, and the amounts to be distributable in accordance with Section A-3 at levels of achievement of the performance goals. Any Bonus Award, or portion thereof, designated as intended to be Performance-Based Compensation shall comply with the requirements of this Section A-2 to the extent such compliance is determined by the Committee to be required for the award to be treated as Performance-Based Compensation.

     A-2.2. AWARD LIMIT. No more than $5,000,000 in cash (or Fair Market Value if paid in Shares of Common Stock) may be paid pursuant to Bonus Award(s), or portions(s) thereof, intended to be Performance-Based Compensation that are granted to any one individual during any one calendar-year period.

     A-2.3. PERFORMANCE GOALS. For any Bonus Award, or portion thereof, that is designated as intended to be Performance-Based Compensation:

     (a) The performance goals established for the Performance Period shall be objective (as that term is described in the Treasury Regulations under Code Section 162(m)).

     (b) The performance goals used by the Committee shall be based on one or more of the Performance Measures set forth in
             Section 2.30 of the 2002 Plan.

     (c) The Committee, in its discretion, may provide that receipt of a specified level of payment or distribution of a Bonus Award is contingent on achievement of performance goals satisfying paragraph (b) above, with such level subject to

                                    B.24
             reduction unless other performance goals not set forth in paragraph (b) above also are satisfied. Any Bonus Award, or portion thereof, not intended to be Performance-Based Compensation may be conditioned on any performance goals, factors or criteria as the Committee shall determine.

     A-2.4. ATTAINMENT OF PERFORMANCE GOALS. Subject to Section A-2.5, a Participant otherwise entitled to receive a Bonus Award, or portion thereof, that is intended to be Performance-Based Compensation for any year shall not receive a settlement of the award or portion until the Committee has determined that the applicable performance goal(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection A-2.4, such exercise of discretion may not result in an increase in the amount of the Award.

     A-2.5. EXCEPTIONS TO PERFORMANCE GOAL REQUIREMENT. If a Participant is not employed by the Company or a Subsidiary on the last day of the Performance Period, the Participant shall not be entitled to any Bonus Award for that period; provided, however, that if a Participant's employment with the Company or a Subsidiary terminates for any reason other than Cause, the Participant's Bonus Award shall be determined in accordance with the terms of the Program as though the Participant had been employed on the last day of the Performance Period, with such amount distributable at the time distributable to other Participants who are actively employed, but subject to such reduction as the Committee, in its absolute discretion, determines to be appropriate.

                                  SECTION A-3
                                 DISTRIBUTIONS

     Subject to Section A-2.4, a Participant's Bonus Award shall be distributed to the Participant in cash or in Shares at such time and in such form as is determined by the Committee; provided that, to the extent that distribution is made in Shares of Common Stock, the Shares shall be subject to such vesting or other restrictions as the Committee may establish.

                                  SECTION A-4
                         OPERATION AND ADMINISTRATION

     A-4.1. EFFECTIVE DATE. The "Effective Date" of this Program shall be April 3, 2003; provided that the effectiveness of the Program is subject to the approval of the 2002 Plan by the Company's shareholders at the 2003 Annual Meeting of Shareholders.

     A-4.2. BENEFITS MAY NOT BE ASSIGNED. The interests of a Participant under the Program are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or the Participant's beneficiary. The Participant's rights under the Program are not transferable other than as designated by the Participant by will or by the laws of descent and distribution.

     A-4.3. BENEFITS UNDER OTHER PLANS. Amounts distributable to any Participant under the Program shall not be taken into account for purposes of determining the benefits under any plan

                                   B.25
that is intended to be qualified under Section 401(a) of the Code and any other plan or arrangement maintained by the Company or any Subsidiary, except as otherwise provided to the contrary by the Committee or in such other plan or arrangement.

                                  SECTION A-5
                                   COMMITTEE

     The Committee's administration of the Program shall be subject to the provisions of the 2002 Plan and the requirements of Code Section 162(m). Subject to the foregoing:

          (a) The Committee will have the authority and discretion to select from among the Company's Eligible Employees those persons who shall be eligible to participate in the Program.

          (b) The Committee will have the authority and discretion to interpret the Program, to establish, amend and rescind any rules and regulations relating to the Program, and to make all other determinations that may be necessary or advisable for the administration of the Program.

          (c) Any interpretation of the Program by the Committee and any decision made by it under the Program is final and binding on all persons.

                                   SECTION A-6
                           AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the Program, provided that no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under the Program with respect to Performance Periods that have ended prior to the date on which such amendment or termination is adopted by the Board.

                                   SECTION A-7
                                  DEFINED TERMS

     In addition to the other definitions contained herein and in the 2002 Plan, the following definitions shall apply:

          (a) Bonus Award. The term "Bonus Award" means an award determined in accordance with Section A-2 and distributable in accordance with Section A-3.

          (b) Participant. The term "Participant" means an Eligible Employee who has been selected by the Committee to participate in the Program.

          (c) Performance Period. The term "Performance Period" means a calendar year after 2003, or such other period after 2003 as may be established by the Committee from time to time as the Performance Period.

                                    B.26

SUPPLEMENT B TO 2002 PLAN

                      CHIQUITA BRANDS INTERNATIONAL, INC.

                          LONG-TERM INCENTIVE PROGRAM

                                 SECTION B-1
                                   GENERAL

     Chiquita Brands International, Inc. (the "Company") maintains the Amended and Restated Chiquita 2002 Stock Option and Incentive Plan (the "2002 Plan") which provides for certain benefits to employees and directors of the Company and its Subsidiaries. This Chiquita Long-Term Incentive Program (the "Program") is established under Section IX of the 2002 Plan and is subject to all the terms, conditions and limitations of the 2002 Plan, which shall be considered a part hereof. Capitalized terms in this Program not defined herein shall have the meanings given in the 2002 Plan.

                                 SECTION B-2
                           LONG-TERM INCENTIVE AWARDS

     B-2.1. DESIGNATION. The Committee, from time to time in its discretion, shall designate from among the Eligible Employees those individuals who will have an opportunity to receive Long-Term Incentive Awards under this Program for any Performance Period, together with the applicable performance goals established in accordance with Section B-2.3 for the Performance Period, and the amounts to be distributable in accordance with Section B-3 at levels of achievement of the performance goals. Any Long-Term Incentive Award, or portion thereof, designated as intended to be Performance-Based Compensation shall comply with the requirements of this Section B-2 to the extent such compliance is determined by the Committee to be required for the award to be treated as Performance-Based Compensation.

     B-2.2. AWARD LIMIT. Long-Term Incentive Award(s), or portion(s) thereof, intended to be Performance-Based Compensation that are granted to any one individual during any one calendar-year period shall be subject to the limitations set forth in Section 4.2 of the 2002 Plan.

     B-2.3. PERFORMANCE GOALS. For any Long-Term Incentive Award, or portion thereof, that is designated as intended to be Performance-Based
Compensation:

          (a) The performance goals established for the Performance Period shall be objective (as that term is described in the Treasury Regulations under Code Section 162(m)).

          (b) The performance goals used by the Committee shall be based on one or more of the Performance Measures set forth in
               Section 2.30 of the 2002 Plan.

          (c) The Committee, in its discretion, may provide that receipt of a specified level of payment or distribution of a Long-Term Incentive Award is contingent on achievement of performance goals satisfying paragraph (b) above, with such level

                                    B.27
               subject to reduction unless other performance goals not set forth in paragraph (b) above are also satisfied.

Any Long-Term Incentive Award, or portion thereof, not intended to be Performance-Based Compensation, may be conditioned on any performance goals, factors or criteria as the Committee shall determine.

     B-2.4. ATTAINMENT OF PERFORMANCE GOALS. Subject to Section B-2.5, a Participant otherwise entitled to receive a Long-Term Incentive Award, or portion thereof, that is intended to be Performance-Based Compensation for any year shall not receive a settlement of the award or portion until the Committee has determined that the applicable performance goal(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this Section B-2.4, such exercise of discretion may not result in an increase in the amount of the award.

     B-2.5. EXCEPTIONS TO PERFORMANCE GOAL REQUIREMENT. If a Participant is not employed by the Company or a Subsidiary on the last day of the Performance Period, the Participant shall not be entitled to any Long-Term Incentive Award for that period; provided, however, that if a Participant's employment with the Company or a Subsidiary terminates for any reason other than Cause, the Participant's Long-Term Incentive Award shall be determined in accordance with the terms of the Program as though the Participant had been employed on the last day of the Performance Period, with such amount distributable at the time distributable to other Participants who are actively employed, and subject to such reduction as the Committee, in its absolute discretion, determines to be appropriate.

                                SECTION B-3
                               DISTRIBUTIONS

     Subject to Section B-2.4, a Participant's Long-Term Incentive Award shall be distributed to the Participant in cash or in Shares at such time and in such form as is determined by the Committee; provided that, to the extent that distribution is made in Shares of Common Stock, the Shares shall be subject to such vesting or other restrictions as the Committee may establish.

                                SECTION B-4
                       OPERATION AND ADMINISTRATION

     B-4.1. EFFECTIVE DATE. The "Effective Date" of the Program shall be April 3, 2003; provided that the effectiveness of the Program is subject to the approval of the 2002 Plan by the Company's shareholders at the 2003 Annual Meeting of Shareholders.

     B-4-2. BENEFITS MAY NOT BE ASSIGNED. The interests of a Participant under the Program are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or the Participant's beneficiary. The Participant's rights under the Program are not transferable other than as designated by the Participant by will or by the laws of descent and distribution.

                                    B.28

     B-4-3. BENEFITS UNDER OTHER PLANS. Amounts distributable to any Participant under the Program shall not be taken into account for purposes of determining the benefits under any plan that is intended to be qualified under
Section 401(a) of the Code and any other plan or arrangement maintained by the Company or any Subsidiary, except as otherwise provided to the contrary by the Committee or in such other plan or arrangement.

                                 SECTION B-5
                                  COMMITTEE

     The Committee's administration of the Program shall be subject to the provisions of the 2002 Plan and the requirements of Code Section 162(m). Subject to the foregoing:

          (a) The Committee will have the authority and discretion to select from among the Eligible Employees those persons who shall be eligible to participate in the Program.

          (b) The Committee will have the authority and discretion to interpret the Program, to establish, amend and rescind any rules and regulations relating to the Program, and to make all other determinations that may be necessary or advisable for the administration of the Program.

          (c) Any interpretation of the Program by the Committee and any decision made by it under the Program is final and binding on all persons.

                                 SECTION B-6
                         AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the Program, provided that no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under the Program with respect to Performance Periods that have ended prior to the date on which such amendment or termination is adopted by the Board.

                                 SECTION B-7
                                DEFINED TERMS

     In addition to the other definitions contained herein and in the 2002 Plan, the following definitions shall apply:

          (a) Long-Term Incentive Award. The term "Long-Term Incentive Award" means an award determined in accordance with Section B-2 and distributable in accordance with Section B-3.

          (b) Participant. The term "Participant" means an Eligible Employee who has been selected by the Committee to participate in the Program.

                                   B.29

          (c) Performance Period. The term "Performance Period" means such period beginning after December 31, 2003 as may be established by the Committee from time to time as the Performance Period.

                                   B.30


                    CHIQUITA BRANDS INTERNATIONAL, INC.


This Proxy can also be voted by       Proxy Number:               The undersigned hereby appoints CYRUS F. FREIDHEIM, JR.
telephone at 1-877-298-0570           PIN Number:                 and ROBERT W. OLSON, or either of them, proxies of the
(toll free) or (513) 579-6707,                                    undersigned, each with the power to appoint his
M-F 8:00 am to 10:30 pm Eastern                                   substitute, and authorizes each of them to represent
Time and Sat. 8:00 am to 4:30 pm                                  and to vote, as designated below, all shares of Common
Eastern Time.  Telephone voting                                   Stock, par value $.01 per share, which the undersigned
will close at 9:00 am Eastern                                     would be entitled to vote at the Annual Meeting of
Time on the meeting date.                                         Shareholders of Chiquita Brands International, Inc.
                                                                  to be held MAY 22, 2003 at 10:00 A.M.,
                                                                  or any adjournment of such meeting.


     The Board of Directors recommends a vote FOR the following:      FOR AUTHORITY           WITHHOLD AUTHORITY
                                                                      to elect the nominees   to vote for all nominees
                                                                      listed (proxies will    listed
                                                                      vote for all nominees
                                                                      unless specifically
                                                                      identified below)
                                                                            ___                      ___
1.  Election of directors: ------------------------------------>  PROPOSAL |   |                    |   |
                                                                    1.     |___|                    |___|
    Nominees
    --------
    1 -- Morten Arntzen              5 -- Roderick M. Hills            Withhold authority to vote for individual
    2 -- Jeffrey D. Benjamin         6 -- Durk I. Jager                nominee(s) by circling the corresponding
    3 -- Robert W. Fisher            7 -- Jaime Serra                  nominee number(s)
    4 -- Cyrus F. Freidheim, Jr.     8 -- Steven P. Stanbrook                1   2   3   4   5   6   7   8


2.  Approval of new Employee Stock Purchase Plan--------------->   PROPOSAL      FOR     AGAINST     ABSTAIN
                                                                     2.          ___        ___        ___
                                                                                |   |      |   |      |   |
                                                                                |___|      |___|      |___|

3.  Approval of amendment and restatement of the
           Chiquita 2002 Stock Option and Incentive Plan------->   PROPOSAL      FOR     AGAINST     ABSTAIN
                                                                     3.          ___        ___        ___
                                                                                |   |      |   |      |   |
                                                                                |___|      |___|      |___|

                                                                   The proxies are further authorized in their
                                                                   discretion to vote upon such other business
                                                                   as may properly come before the meeting or
                                                                   any adjournment of the meeting.

                                                                   ____________________________________________

PLEASE INDICATE YOUR VOTE ON THE PROPOSAL(S) BY MARKING THE        IMPORTANT:  PLEASE SIGN EXACTLY AS NAME
APPROPRIATE BOX(ES) ON THE VOTE CARD AT RIGHT.  PLEASE SIGN,       APPEARS ON THE REVERSE INDICATING, WHERE
DATE, DETACH AND RETURN.                                           APPROPRIATE, OFFICIAL POSITION OR
                                                                   REPRESENTATIVE CAPACITY.  IN CASE OF JOINT
This proxy form is designed to enable the shareholder to           HOLDERS, ALL SHOULD SIGN.
detach and mail the vote card without a return envelope.
This is intended to reduce processing costs and provide            SIGNATURE:__________________________________
added shareholder convenience while maintaining
confidentiality.                                                   SIGNATURE:__________________________________
                                                                     (IF HELD JOINTLY)
Information pertaining to shareholder registration (account
number and shares held) appears only on this section of the
card, which you retain.  Identifying information on the vote       DATED:____________________
card to be mailed is encoded, and is used solely to enable
vote tabulation.

If you have any questions about voting your shares with this form, please call 1-800-368-3417 or (513) 579-2414.
------------------------------------------------------------                VOTE CARD - DETACH AND RETURN

[LOGO] CHIQUITA           PROXY FOR ANNUAL MEETING TO BE HELD
       BRANDS                 MAY 22, 2003 AT 10:00 A.M.
       INTERNATIONAL
____________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

When properly signed, this proxy will be voted in the manner directed by the shareholder(s). A properly signed proxy that gives no direction will be voted FOR the election of all nominees for Director and FOR each of Proposals 2 and 3.

                                          ______________
                           DETACH HERE   | SEE REVERSE  |
                                         |     SIDE     |
                                          --------------

From ______________________
___________________________
___________________________
      (OPTIONAL)

 __  If address shown is
|  | incorrect, please check
|__| this box and insert the
     correct address above.